[H&M Draft]
                                       [December       , 1997]
[Translation]






               SECURITIES REGISTRATION STATEMENT
















                      PUTNAM INCOME FUND



               SECURITIES REGISTRATION STATEMENT

To:  Minister of Finance
                                                       Filing
                              Date:  January 6, 1998

Name of the Registrant Fund:       PUTNAM INCOME FUND

Name and Official Title of Trustees:         George Putnam
                                                       William
                              F. Pounds
                                                       Jameson
                              A. Baxter
                                                       Hans H.
                              Estin
                                                       John A.
                              Hill
                                                       Ronald
                              J. Jackson
                                                       Paul L.
                              Joskow

Elizabeth T. Kennan

Lawrence J. Lasser
                                                       John H.
                              Mullin, III
                                                       Robert
                              E. Patterson
                                                       Donald
                              S. Perkins
                                                       George
                              Putnam, III
                                                       A.J.C.
                              Smith
                                                       W.
                              Thomas Stephens
                                                       W.
                              Nicholas Thorndike

Address of Principal Office:            One Post Office Square
                                                       Boston,
                              Massachusetts 02109
                                                       U. S.
                              A.

Name and Title of Registration Agent:   Harume Nakano

Attorney-at-Law

Signature [Harume Nakano]

(Seal)

                                                       Ken
                              Miura

Attorney-at-Law

Signature [Ken Miura]

(Seal)

Address or Place of Business            Kasumigaseki Building,
                              25th Floor
                                                       2-5,
                              Kasumigaseki 3-chome
                                                       Chiyoda-
                              ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                                       Ken
                              Miura
                                                       Kensuke
                              Anbe

Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto

Kasumigaseki Building, 25th
                              Floor
                                                       2-5,
                              Kasumigaseki 3-chome
                                                       Chiyoda-
                              ku, Tokyo

Phone Number:                                03-3580-3377

                            - ii -



           Public Offering or Sale for Registration

Name of the Fund Making Public          PUTNAM INCOME FUND
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of       Up to 211.87 million Class
                              M Shares
Foreign Investment Fund Securities           Up to the total
                              amount aggregating the
to be Publicly Offered or Sold:         amounts calculated by
                              multiplying the respective net
                              asset value per Class M Share by
                              the respective number of Class M
                              Shares in respect of 211.87
                              million Class M Shares
                                                       (The
                              maximum amount expected to be
                              sold is 1.5 billion U.S. dollars
                              (Yen190.8 billion).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=Yen127.20 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on November 28, 1997.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M
     Share as of November 28, 1997 (U.S.$7.08) by 211.87
     million Class M Shares for convenience.



      Places where a copy of this Securities Registration
         Statement is available for Public Inspection


                        Not applicable.


    (Total number of pages of this Securities Registration
                   Statement in Japanese is
             108 including front and back pages.)





                        C O N T E N T S

                                                Japanese  This
                                                OriginalEnglish
                                                      Translation


PART I.   INFORMATION CONCERNING SECURITIES         1      1


PART II.  INFORMATION CONCERNING ISSUER             4      5

I.   DESCRIPTION OF THE FUND                        4      5

     l.   GENERAL INFORMATION                       4      5

     2.   INVESTMENT POLICY                         8     10

     3.   MANAGEMENT STRUCTURE                     16     21

     4.   INFORMATION CONCERNING THE EXERCISE
          OF RIGHTS BY SHAREHOLDERS, ETC.                 25
34

     5.   STATUS OF INVESTMENT FUND                28     38

II.  OUTLINE OF THE FUND                                  32
41

III. OUTLINE OF THE OTHER RELATED COMPANIES        66     72

IV.  FINANCIAL CONDITION OF THE FUND               68     74

V.   SUMMARY OF INFORMATION CONCERNING
     FOREIGN INVESTMENT FUND SECURITIES                  182
80

VI.  MISCELLANEOUS                                182     80


PART III. SPECIAL INFORMATION                     183     82

I.   OUTLINE OF THE SYSTEM OF INVESTMENT
     TRUSTS IN MASSACHUSETTS                      183     82

II.  FINANCIAL CONDITIONS OF THE INVESTMENT
     ADVISER AND MANAGEMENT COMPANY               189     89

III. FORM OF FOREIGN INVESTMENT
     FUND SECURITIES                                     211
89


PART I.                       INFORMATION CONCERNING
                              SECURITIES

1.                            NAME OF FUND:            PUTNAM
                              INCOME FUND

(hereinafter referred to as the
                              "Fund")

2.                            NATURE OF FOREIGN        Four
                              classes of shares (Class A
                              shares,
                              INVESTMENT FUND SECU-    Class B
                              shares, Class M shares and Class
                              Y shares)
                              RITIES CERTIFICATES:
                              Registered shares without par
                              value
                                                       In
                              Japan, Class M shares
                              (hereinafter referred to as the
                              "Shares") are for public
                              offering.  No rating has been
                              acquired.

3.                            NUMBER OF SHARES TO      Up to
                              211.87 million Shares
                              BE OFFERED FOR SALE
                              (IN JAPAN)

4.                            TOTAL AMOUNT OF          Up to
                              the total amount aggregating the
                              OFFERING PRICE:
                              amounts calculated by
                              multiplying the respective net
                              asset value per Share by the
                              respective number of Shares in
                              respect of 211.87 million Shares
                              (The maximum amount expected to
                              be sold is 1.5 billion U.S.
                              dollars (Yen190.8 billion).

    Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of November 28, 1997 ($7.08) by the number of Shares to be offered (211.87 million).

    Note 2: Dollar amount is translated for convenience at the rate of $1.00=Yen127.20 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on November 28,
          1997).  The same applies hereinafter.

    Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5.                            ISSUE PRICE:            The Net
                              Asset Value per Share next
                              calculated on a Fund Business
                              Day after the application for
                              purchase is received by the
                              Fund.

    Note:A "Fund Business Day" means a day on which the New
          York Stock Exchange is open for business.

6.                            SALES CHARGE:            The
                              sales charge in Japan shall be
                              3% of the amount obtained by
                              deduction of the amount
                              equivalent to 3% of the public
                              offering price from such price
                              (hereinafter referred to as the
                              "Sales Price").  Any amount,
                              which is over the net asset
                              value, of the Sales Price shall
                              be retained by Putnam Mutual
                              Funds Corp., principal
                              underwriter of the Fund.
                                                       The
                              public offering price means the
                              amount calculated by dividing
                              the net asset value by (1-
                              0.0325) and rounded to three
                              decimal places.

7.                            MINIMUM AMOUNT OR The
                              minimum amount for purchase of
                              NUMBER OF SHARES       Shares
                              is 200 shares and in integral
                              FOR SUBSCRIPTION:
                              multiples of 100 shares.

8.                            PERIOD OF SUBSCRIPTION:  From:
                              January 22, 1998 (Thursday)
                                                       To:
                              March 31, 1998 (Tuesday)

Provided that the subscription
                              is handled only on a Fund
                              Business Day and a business day
                              when securities companies are
                              open for business in Japan.

9.                            DEPOSIT FOR SUBSCRIPTION:
                              None.

10.                           PLACE OF SUBSCRIPTION:   Kankaku
                              Securities Co., Ltd.
                              (hereinafter referred to as
                              "Kankaku")

Shibusawa City Place A., 13-16,
                              Nihonbashi-Kayaba-cho 1-chome,
                              Chuo-ku, Tokyo

    Note:The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

11.                           DATE AND PLACE
                              Investors shall pay the Issue
                              Price and Sales
                              OF PAYMENT:   Charge
                              to Kankaku within 4 business
                              days in Japan from the day when
                              Kankaku confirms the execution
                              of the order (the "Trade Day")
                              (see page 28).
                              The total issue price for each
                              Application Day will be
                              transferred by Kankaku to the
                              account of the Fund at Putnam
                              Fiduciary Trust Company, the
                              transfer agent, within 3 Fund
                              Business Days (hereinafter
                              referred to as "Payment Date")
                              from (and including) the
                              Application Day.

12.  OUTLINE OF UNDERWRITING, ETC.:
(A) Kankaku undertakes to make a public offering of 211.87 million Shares in accordance with an agreement dated 18th August, 1997 with Putnam Mutual Funds Corp. in connection with the sale of the Shares in Japan.
(B) During the public offering period, Kankaku will execute or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other Handling Securities Companies to the Fund.
(C)  The Fund has appointed Kankaku as the Agent Securities
     Company in Japan.
    Note:"The Agent Securities Company" shall mean a securities company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and other handling securities companies (the "Handling Securities Companies") rendering such other services.

13.  MISCELLANEOUS:
(A)  Method of Subscription:
          Investors who subscribe to Shares shall enter into with a Handling Securities Company an agreement concerning transactions of foreign securities. A Handling Securities Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account ("Contract") and the investors submit to the Handling Securities Company an application for requesting the opening of a transactions account under the Contract. The subscription amount shall be paid in yen in principle and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Handling Securities Company.
          The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as custodian for the Fund by Kankaku on the Payment Date.
(B)  Expenses summary:
          Expenses are one of several factors to consider when investing. The following table summarizes investor's maximum transaction costs from investing in class M shares of the Fund and expenses incurred in respect of class M shares in the most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment in class M shares over the specified periods.

     Shareholder transaction expenses
     Maximum sales charge imposed on purchases
     (as a percentage of public offering price)  3.25%

     Deferred sales charge                 None

     Annual Fund operating expenses
      (as a percentage of average net assets)
     Management fees                       0.57%
     12b-1 fees                            0.50%
     Other expenses                        0.35%
     Total Fund operating expenses         1.42%

          The table is provided to help you understand the expenses of investing in class M shares of the Fund and of your share of the operating expenses the Fund incurs. The expenses shown in the table do not reflect the application of credits related to expense offset arrangements that reduce certain Fund expenses.

     Example
          An investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period.

     One year                              $46
     3 years                                $76
     5 years                                $108
     10 years                              $197

          The example does not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return varies.
(C)  Offerings other than in Japan:
          Shares are simultaneously offered in the United
     States of America.
PART II.  INFORMATION CONCERNING ISSUER

I.   DESCRIPTION OF THE FUND

1.   GENERAL INFORMATION
(A)  Outline of Laws Regulating the Fund in the Jurisdiction
     Where Established:
     (1)  Name of the Fund:   Putnam Income Fund (the "Fund")
     (2)  Form of the Fund
          Putnam Income Fund is a Massachusetts business trust organized on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation organized on October 13, 1954. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.
          The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into any series. Only the Fund's class M shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.
          Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.
     The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholders' shares. Shareholders will receive at least 30 days' written notice before the Fund redeems shareholders' shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may, at any time, establish one which could apply to both present and future shareholders.
     (3)  Governing Laws
          The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended.
          The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:
          a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts
              Chapter 182 provides in part as follows:
              A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.
              A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.
              Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.
          b.  Investment Company Act of 1940
              The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.
          c.  Securities Act of 1933
              The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.
          d.  Securities Exchange Act of 1934
              The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.
          e.  The Internal Revenue Code of 1986
              The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.
          f.  Other laws
              The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.
 (B) Outline of the Supervisory Authorities
          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.
              a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.
              b.  State authorities typically have broad
          authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.
 (C) Objects and Basic Nature of the Fund:
          The Fund seeks high current income consistent with what Putnam Investment Management, Inc. (the "Investment Management Company") believes to be prudent risk. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.
 (D) History of the Fund:
                                   October 13, 1954:
                              Organization of the Fund as a
                              Massachusetts corporation.
                                   August 13, 1982:
                              Organization of the Fund as a
                              Massachusetts business trust.
                              Adoption of the Agreement and
                              Declaration of Trust.
                                   April 7, 1989:
                              Adoption of the Amended and
                              Restated Agreement and
                              Declaration of Trust.
 (E) Affiliated Companies of the Fund:
          Names and related business of the affiliated companies of the Fund are as follows:
          (1) Putnam Investment Management, Inc. ("Investment Management Company") renders investment management services to the Fund.
          (2) Putnam Fiduciary Trust Company (the "Custodian" and "Investor Servicing Agent") acts as Custodian and Investor Servicing Agent.
          (3) Putnam Mutual Funds Corp. ("Principal
          Underwriter") engages in providing marketing services to the Fund.
          (4) Kankaku Securities Co., Ltd. ("Distributor in Japan" and "Agent Securities Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent securities company.

2.   INVESTMENT POLICY
(A)  Basic Policy for Investment and Objects of Investment:
          The Fund seeks high current income consistent with what the Investment Management Company believes to be prudent risk. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

     Basic investment strategy
          The Fund may invest in debt securities, including both government and corporate obligations, preferred stocks and dividend-paying common stocks. The Fund may also hold a portion of its assets in cash or money market instruments.
          In recent years, the Fund's portfolio has emphasized fixed-income securities. Investment Management Company presently expects that it will continue to do so. Declines in the prices of equity securities coupled with rising dividend payouts, however, could result in an increase in the Fund's equity positions.
          At times Investment Management Company may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Investment Management Company may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of Fund assets.
          In implementing these defensive strategies, the Fund may invest without limit in money market instruments and in U.S. government or agency obligations, or in any other securities Investment Management Company considers consistent with such defensive strategies.
          It is impossible to predict when, or for how long, these alternative strategies would be used.

     Risk factors
     Non-U.S. investments
          The Fund may invest in securities of non-U.S.
     issuers that are not actively traded in U.S. markets. These non-U.S. investments involve certain special risks described below.
          Non-U.S. securities are normally denominated and traded in non-U.S. currencies. As a result, the value of the Fund's non-U.S. investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollars. The Fund may engage in a variety of non-U.S. currency exchange transactions in connection with its non-U.S. investments, including transactions involving futures contracts, forward contracts and options.
          Investments in non-U.S. securities may subject the Fund to other risks as well. For example, there may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the Unites States. The securities of some non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Non-U.S. brokerage commissions and other fees are also generally higher than in the United States. Non-U.S. settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.
          In addition, the Fund's investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain non-U.S. countries. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
          Legal remedies available to investors in certain non-U.S. countries may be more limited than those available with respect to investments in the United States or in other non-U.S. countries. The laws of some non-U.S. countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those non-U.S. countries.
          The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations my adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.
          The Fund expects that its investments in non-U.S. securities generally will not exceed 20% of its total assets, although the Fund's investments in non-U.S. securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in non-U.S. currencies or that are traded in non-U.S. markets, or securities of U.S. issuers having significant non-U.S. operations.

     Investments in premium securities
          At times, the Fund may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity.
          The Fund does not amortize the premium paid for these securities in calculating its net investment income. As a result, the purchase of premium securities provides a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the risk of capital loss if such securities are held to maturity (or first call date).
          During a period of declining interest rates, many of the Fund's portfolio investments will likely bear coupon rates that are higher than the current market rates, regardless of whether such securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of Fund shares. As a result, an investor who purchases Fund shares during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on the Fund's investments) than might be available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the Fund, investors may find it useful to compare the Fund's current dividend rate with its "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums.

     Portfolio turnover
          The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.
          Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs in connection with the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains.

     Investments in fixed-income securities
          The Fund may invest in both higher-rated and lower-rated fixed-income securities. The values of lower-rated securities generally fluctuate more than those of higher-rated securities. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in economic conditions, or both, may impair the ability of the issuer to make payments of income and principal.
          The Fund will not invest in securities rated lower than B by a nationally recognized securities rating agency, such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in unrated securities determined by Investment Management Company to be of comparable quality. Securities rated B are predominantly speculative and have large uncertainties or major exposures to adverse conditions. Securities rated below BBB or Baa and unrated securities of comparable quality are commonly known as "junk bonds." The foregoing investment limitations will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Investment Management Company will use the highest rating assigned by any agency.
          Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in lower-rated securities before making an investment.
          The market values of the Fund's investments will change in response to changes in interest rates and other factors. During periods of falling interest rates, the values of long-term fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of fixed-income securities and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of the Fund's portfolio securities will not affect interest income derived from these securities but will affect the Fund's net asset value.
          The table below shows the percentages of Fund assets invested during fiscal 1997 in securities assigned to the various rating categories by S&P, or, if unrated by S&P, assigned to comparable rating categories by another rating agency, and in unrated securities determined by Investment Management Company to be of comparable quality:

                           Rated securities,    Unrated securities
                            as percentage of      of comparable
       Rating             net assets          quality, as
                                           percentage of net
                                                asssets
"AAA"                            51.32%            ?
"AA"                              0.76%            ?
"A"                              11.16%            ?
"BBB"                            19.09%            0.32%
"BB"                              9.65%            0.03%
"B"                               4.24%            0.20%
"CCC"                             0.18%            ?%
Total                            96.41%            0.55%

          Investment Management Company seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Investment Management Company's ability than would be the case if the Fund were investing in securities in the higher rating categories.
          The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Investment Management Company will consider such reduction in its determination of whether the Fund should continue to hold the security in its portfolio.
          At times, a substantial portion of Fund assets may be invested in securities of which the Fund, by itself or together with other funds and accounts managed by Investment Management Company or its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it may be more difficult to sell these securities when Investment Management Company believes it advisable to do so or the Fund may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.
          In order to enforce its rights in the event of a default of these securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value.
          Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
          Certain investment grade securities in which the Fund may invest share some of the risk factors discussed above with respect to lower-rated securities.

     Mortgage-backed and asset-backed securities
          The Fund may invest a substantial portion of its assets in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans and include:
     Yen Certain securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities;
     Yen Securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and
     Yen Securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.
         Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class.
          The Fund may also invest in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
          Prepayment risk. Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
          Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.
          At times, some of the mortgage-backed and asset-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.
          CMOs. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.
          Stripped mortgage-backed securities. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
          In either event, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell these securities at any particular time.

     Options and futures portfolio strategies
          The Fund may engage in a variety of transactions involving the use of options and futures contracts. The Fund may purchase and sell futures contracts in order to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate changes. For example, if Investment Management Company expected interest rates to increase, the Fund might sell futures contracts on U.S. government securities. If rates were to increase, the value of the Fund's fixed income securities would decline, but this decline might be offset in whole or in part by an increase in the value of the futures contracts. The Fund may purchase and sell call and put options on futures contracts or on securities the Fund is permitted to purchase directly in addition to or as an alternative to purchasing and selling futures contracts. The Fund will engage in these transactions for hedging purposes and, to the extent permitted by applicable law, for non-hedging purposes, such as to manage the effective duration of the Fund's portfolio or as a substitute for direct investment.
          Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies depends on the Fund's ability to terminate options and futures positions at times when Investment Management Company deems it desirable to do so. Options on certain U.S. government securities are traded in significant volume on securities exchanges. However, other options which the Fund may purchase or sell may be traded in the "over-the-counter" market rather than on an exchange. This means that the Fund would enter into such option contracts with particular securities dealers who make markets in these options.
     The Fund's ability to terminate options positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the Fund.
          The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the option and futures contract themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge.
          The Fund's ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations and by certain regulatory requirements.

     Other investment practices
          The Fund may also engage in the following investment practices, each of which involves certain special risks.
          Options. The Fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The Fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.
          When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.
          The Fund may also buy and sell put and call options, including combinations of put and call options on the same underlying security. The use of these strategies may be limited by applicable law.
          Securities loans, repurchase agreements and forward commitments. The Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

     Derivatives
          Certain of the instruments in which the Fund may invest, such as options, futures forward contracts and CMOs, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index.
(B)  Restrictions of Investment:
          Except for the investment restrictions is designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval.
     As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:
     (1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.
     (2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
     (3) Borrow money in excess of 10% of its total assets (taken at cost) and then only as a temporary measure for extraordinary or emergency purposes and not for investment. (The Fund may borrow only from banks and immediately after any such borrowing there must be an asset coverage (total assets of the Fund including the amount borrowed less liabilities other than such borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the Fund is required within three days not including Sundays and holidays to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%.
     If this should happen, the Fund may have to sell securities at a time when it would be disadvantageous to do so.)
     (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.
     (5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
     (6) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign currency exchange transactions and other financial transactions not involving physical commodities.
     (7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.
     (8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if, as a result of such pruchase, more than 25% of the Fund's total assets would be invested in any one industry.
          Although certain of the Fund's fundamental investment restrictions permit it to borrow money to a limited extent, the Fund does not currently intend to do so and did not do so last year.
          The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
     (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.
          It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:
     (1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.
          In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.
     1. The Fund may not make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;
     2. The Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. or other sovereign government or its agencies or instrumentalities;
     3. The Fund may not acquire more than 10% of the outstanding voting securities of any issuer or may not acquire more than 15% of the outstanding voting securities of any issuer together with other mutual funds managed by Investment Management Company;
     4. The Fund may not invest in the securities of other registered open-end investment funds or companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;
     5. The Fund may not invest more than 10% of the net assets of the Fund in securities which are not traded on an official stock exchange or other regulated market, operating regularly and being recognized and open to the public (which shall include, without limitation, the National Association of Securities Dealers Automated Quotation System). This restriction shall not be applicable to fixed income securities determined by Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.
          If any violation of the foregoing standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.
          Although the Fund is permitted under its investment policies to invest without limit in so-called "interest-only" (IO) and "principal-only" (PO) classes of mortgage-backed securities, the Fund has no present intention of investing more than 15% of its net assets in such securities.
          All percentage limitations on investments (other than pursuant to the non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
(C)  Distribution Policy:
          The Fund distributes net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. The Fund normally pays distributions on the 25th day of each month to investors who hold shares as of 15th day of each month. The payment to Japanese investors may be made by the end of each month by Kankaku.
3.   MANAGEMENT STRUCTURE
(A)  Outline of Management of Assets, etc.:
     A.   Valuation of assets:
          The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m., New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m., New York time.
          Securities for which market quotations are readily available are valued at prices which, in the opinion of Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.
          Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
          If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value using procedures approved by the Trustees.
     The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.
          Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value using procedures approved by the Trustees.
     B.   Management Fee, etc.:
     (1)  Management Fee:
          (a) Management and Agent Securities Company Fees
              Under a Management Contract dated April 6,
          1995, the Fund pays a quarterly fee to Investment
          Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion,
          0.425 % of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.
              For the fiscal years ending on October 31, 1997, 1996 and 1995 the Fund paid $9,469,339,
          $8,111,205 and $5,587,152, respectively as a
          management fee.
          (b) Custodian Fee and Charges of the Investor
          Servicing Agent
              Putnam Fiduciary Trust Company, the Fund's
          Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.
              The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.
              For the fiscal year ending on October 31, 1997, the Fund paid $5,449,140 as a custodian fee and investor servicing agent fee.
          (c) Fee on Class M Distribution Plan
              The Class M distribution plan provides for payments by the Fund to Putnam Mutual Funds Corp. at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets.
              Putnam Mutual Funds Corp. makes quarterly payments to Kankaku and other dealers at an annual rate of 0.40% of the average net asset value of Class M shares attributable to shareholders for whom Kankaku and other dealers are designated as the dealer of record.
              Payments under the plan are intended to
          compensate Putnam Mutual Funds Corp. for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. Putnam Mutual Funds Corp. may suspend or modify such payments to dealers.
              For the fiscal year ending on October 31, 1997, the Fund paid fees under the distribution plan of $2,879,758, $3,681,694 and $258,462 for Class A,
          Class B and Class C shares, respectively.
          (d) Other Expenses:
              The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $20,406 for Fiscal 1997.
              Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with the Investment Management Company and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 1997 and the fees paid to each Trustee by all of the Putnam funds during calendar 1997:







COMPENSATION TABLE

                              Pension on   Estimated    Total
                    Aggregate retirement   annual benefits
compensation
                    compensation           benefits accruedfrom
all                 from all
                    from the  as part of   Putnam funds Putnam
Trustees/Year       fund (1)  fund expenses             upon
retirement (2)      funds (3)

Jameson A. Baxter/1994 (4)$1,787$625      $87,500     $172,291
Hans H. Estin/1972    1,771    2,008       87,500      171,291
John A. Hill/1985 (4) 1,778      751       87,500      170,791
Ronald J. Jackson/1996 (4)(5)  1,787          115       87,500
94,807
Paul L. Joskow/1997 *     -        -            -            -
Elizabeth T. Kennan/19921,769  1,289       87,500      171,291
Lawrence J. Lasser/1992 *1,751   966       87,500      169,791
John H. Mullin, III/1997  -        -            -            -
Robert E. Patterson/19841,787    602       87,500      182,291
Donald S. Perkins/1982 *1,787  2,184       87,500      170,291
William F. Pounds/19712,085 (6)2,069       98,000      197,292
George Putnam/1957 *  1,778    2,303       87,500      171,291
George Putnam, III/1984 *1,769   396       87,500      171,291
A.J.C. Smith/1986 *   1,735    1,344       87,500      169,791
W. Thomas Stephens/1997 (4)(7)   273            -            -  -
W. Nicholas Thorndike/19921,7871,852       87,500      181,291

    (1) Includes an annual retainer and an attendance fee for each meeting attended.
    (2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
    (3) As of December 31, 1996, there were 96 funds in the Putnam family.
    (4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the Fund to Ms. Baxter, Mr. Hill, Mr. Jackson and Mr. Stephens as of October 31, 1997 were $2,253, $3,513, $1,050 and $240, respectively, including income earned on such amounts.
    (5)  Elected as a Trustee in May 1996.
    (6) Includes additional compensation for service as Vice Chairman of the Putnam funds.
    (7)  Elected as a Trustee in September 1997.
    (8)  Elected as a Trustee in November 1997.
    * Is or may be deemed to be an "interested person," as defined in the Investment Company Act of 1940 of the Fund, Investment Management Company or Putnam Mutual Funds Corp.

              Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.
              The Plan Administrator (a committee comprised of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act of
          1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.
              Investment Management Company places all orders for purchases and sales of Fund securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Investment Management Company may consider sales of Fund shares (and, if permitted by law, of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 1995, 1996 and 1997, the Fund paid $123,878, $27,784 and
          $575,163 in brokerage commissions, respectively. During fiscal 1997 the Fund paid $0.00 on transactions with an aggregate principal value of $0.00 (0.00% of transactions) to brokers and dealers to recognize research, statistical and quotation services provided to Investment Management Company and its affiliates.
              For the fiscal year ending on October 31, 1997, the Fund paid $6,820,114 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.
     C.   Sales, Repurchases and Custody:
     (1)  Sales of Shares:
           a. Sales in the United States
              Investors residing in the United States can open a Fund account with as little as $500 and make additional investments at any time with as little as $50. They can buy Fund shares three ways - through most investment dealers, through Putnam Mutual Funds Corp. or through a systematic investment plan.
              Buying shares through Putnam Mutual Funds Corp. Complete an order form and write a check for the amount shareholders wish to invest, payable to the Fund. Return the completed form and check to Putnam Mutual Funds Corp., which will act as investor's agent in purchasing shares.
              Buying shares through systematic investing.
          Investors can make regular investments of $25 or more per month through automatic deductions from investor's bank checking or savings account. Application forms are available from investor's investment dealer or through Investor Servicing Agent.
              Shares are sold at the public offering price based on the net asset value next determined after Investor Servicing Agent receives a shareholder's order. In most cases, in order to receive that day's public offering price, Investor Servicing Agent must receive a shareholder's order before the close of regular trading on the New York Stock Exchange. If shareholders buy shares through their investment dealer, the dealer must receive the shareholders' orders before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.
          U.S. Offering Price and Sales Charges
              The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of investor's purchase. The Fund receives the net asset value. The sales charge is allocated between an investor's investment dealer and Putnam Mutual Funds Corp. as shown in the following table, except when Putnam Mutual Funds Corp., and its discretion, allocates the entire amount to the investor's investment dealer.

                                   Sales charge as
      Amount of sales
                                   a percentage of:
      charge reallowed
                           Net                 to dealers as
      a
      Amount of transactionamount     Offering   percentage
      of
      at offering price ($)           invested price
      offering price

      Under 50,000          3.36 %    3.25 %
      3.00 %

      50,000 but under 100,000        2.30 %      2.25 %
      2.00 %

      100,000 but under 250,000       1.52 %      1.50 %
      1.25 %

      250,000 but under 500,000       1.01 %      1.00 %
      1.00 %

      500,000 and above     None      None        None

              Class M qualified benefit plans (retirement plans for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with the purchase of class M shares) and members of qualified groups may purchase Class M shares without a sales charge.
              An investor may be eligible to buy class M shares at reduced sales charges. For fiscal 1996 and 1997, Putnam Mutual Funds Corp. received $128,856 and $11,521,976, respectively, in sales charges for Class M shares, of which it retained $13,212 and $963,584, respectively.
           b. Sales in Japan
              In Japan, Shares of the Fund are offered on any Business Day and any business day of securities company in Japan during the Subscription Period mentioned in "8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement.
          A Handling Securities Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the "Contract") and receive from such investors an application for requesting the opening of a transactions account under the Contract. The purchase shall be made in the minimum investment amount of 200 shares and in integral multiples of 100 shares.
              The issue price for Shares during the
          Subscription period shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Handling Securities Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount, which is over the net asset value, of the Sales Price shall be retained by Putnam Mutual Fund Corp., principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounded to three decimal places.
              The Investors having entrusted a Handling
          Securities Company with safekeeping of the certificates for Fund shares will receive a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principle and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by such Handling Securities Company. The payment may be made in dollars to the extent that the Handling Securities Companies can agree.
              In addition, Handling Securities Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than Yen500,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" established by the Association.
     (2)  Repurchase of Shares:
           a. Repurchase in the United States
              A shareholders can sell his shares to the Fund any day the New York Stock Exchange is open, either directly to the Fund or through his investment dealer. The Fund will only redeem shares for which it has received payment.
              Selling shares directly to the Fund.  A
          shareholder must send a signed letter of instruction or stock power form to Investor Servicing Agent, along with any certificates that represent shares a shareholder wants to sell. The price a shareholder will receive is the next net asset value calculated after the Fund receives a shareholder's request in proper form. In order to receive that day's net asset value, Investor Servicing Agent must receive a shareholder's request before the close of regular trading on the New York Stock Exchange.
              If a shareholder sells shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions.
              If a shareholder wants his redemption proceeds sent to an address other than his address as it appears on records of the Investor Servicing Agent, a signature guarantee is required. Investor Servicing Agent usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner.
              The Fund generally sends shareholders payment for shareholders' shares the business day after shareholders' request is received. Under unusual circumstances, the Fund may suspend repurchase, or postpone payment for more than seven days, as permitted by U.S. securities law.
              A shareholder may use Investor Servicing
          Agent's Telephone Redemption Privilege to redeem shares valued up to $100,000 unless he has notified Investor Servicing Agent of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Investor Servicing Agent will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his representative, who can provide Investor Servicing Agent with his account registration and address as it appears on Investor Servicing Agent's records.
              Investor Servicing Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Investor Servicing Agent may be liable for any losses due to unauthorized or fraudulent instructions.
              During periods of unusual market changes and shareholder activity, a shareholder may experience delays in contacting Investor Servicing Agent by telephone. In this event, the shareholder may wish to submit a written redemption request, as described above, or contact shareholders' investment dealer. The Telephone Redemption Privilege is not available if the shareholder was issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.
              Selling shares through investment dealers. A shareholder's dealer must receive shareholders' request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. A shareholder's dealer will be responsible for furnishing all necessary documentation to Investor Servicing Agent, and may charge a shareholder for its services.
           b. Repurchase in Japan
              Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Handling Securities Company on a Fund Business Day that is business day of securities companies in Japan without a contingent deferred sales charge. The repurchase shall be made is integral multiples of 100 shares.
              The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Kankaku, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Handling Securities Companies pursuant to the Contracts or, if the Handling Securities Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.
     (3)  Suspension of Repurchase:
              The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.
     (4)  Custody of Shares:
              Share certificates shall be held by
          Shareholders at their own risk.
              The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Kankaku.
          Certificates of custody for the Shares shall be delivered by the Handling Securities Companies to the Japanese Shareholders.
     D.   Miscellaneous:
     (1)  Duration and Liquidation:
              Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.
     (2)  Accounting Year:
              The accounts of the Fund will be closed each year on 31st October.
     (3)  Authorized Shares:
              There is no prescribed authorized number of Shares, and Shares may be issued from time to time.
     (4)  Agreement and Declaration of Trust:
              Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Fund and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.
              The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.
              In Japan, material changes in the Agreement and Declaration of Trust shall be published or notice thereof shall be sent to the Japanese Shareholders.
     (5)  Issue of Warrants, Subscription Rights, etc.:
              The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.
     (6)  How Performance Is Shown:
              Fund advertisements may, from time to time, include performance information. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.
              For purposes of calculating yield, net
          investment income is calculated in accordance with U.S. Securities and Exchange Commission regulations and may differ from net investment income as determined for financial reporting purposes. U.S. Securities and Exchange Commission regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.
              Yield is based on the price of the shares, including the maximum initial sales charge.
              "Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended October 31, 1997, the average annual total return for Class M shares of the Fund was 5.3%, 7.0% and 9.0%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares. Returns shown for Class M shares for periods prior to December 14, 1996 are derived from the historical performance of Class A shares, adjusted to reflect both the deduction of the initial sales charge and the higher operating expenses applicable to Class M shares. The 30-day yield for the Class M shares of the Fund for the period ended October 31, 1997 was 5.61%.
              All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.
              Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.
(B)  Outline of Disclosure System:
     (1)  Disclosure in U.S.A.:
          (i) Disclosure to shareholders
              In accordance with the Investment Company Act of 1940, the investment fund is required to send to its shareholders annual and semi-annual reports containing financial information.
          (ii)Disclosure to the SEC
              The investment fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.
     (2)  Disclosure in Japan:
           a. Disclosure to the Supervisory Authority:
              When the Fund intends to offer the Shares amounting to more than 500 million yen in Japan, it shall submit to the Minister of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at the Ministry of Finance.
              The Handling Securities Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to
          Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Minister of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Ministry of Finance.
           b. Disclosure to Japanese Shareholders:
              The Japanese Shareholders will be notified of the material facts which would change their position, including material amendments to the Agreement and Declaration of Trust of the Fund, and of notices from the Trustees, through the Handling Securities Companies.
              The financial statements shall be sent to the Japanese Shareholders through the Handling Securities Companies or the summary thereof shall be carried in daily newspapers.
 (C) Restrictions on Transactions with Interested Parties:
          Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, Inc., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4.   INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY
     SHAREHOLDERS, ETC.
 (A) Rights of Shareholders and Procedures for Their Exercise:
          Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Handling Securities Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Handling Securities Companies exercise their rights on their behalf in accordance with the Account Agreement with the Handling Securities Companies.
          Shareholders in Japan who do not entrust the custody of their Shares to the Handling Securities Companies may exercise their rights in accordance with their own arrangement under their own responsibility.
          The major rights enjoyed by Shareholders are as
     follows:
          (i) Voting rights
              Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when
          otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of
          Trust.
          (ii)Repurchase rights
              Shareholders are entitled to request repurchase
          of Shares at their Net Asset Value at any time.
          (iii)    Rights to receive dividends
              Shareholders generally receive any distribution from net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.
              Shareholders may choose three distribution
          options, though investors in Japan may only choose
          the last alternative.
              - Reinvest all distributions in additional
          shares without a sales charge;
              - Receive distributions from net investment
          income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or
              - Receive all distributions in cash.
          (iv)Right to receive distributions upon dissolution Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.
          (v) Right to inspect accounting books and the like
              Shareholders are entitled to inspect the
          Agreement and Declaration of Trust, the accounting
          books at the discretion of the Court and the minutes of any shareholders' meetings.
          (vi)Right to transfer shares
              Shares are transferable without restriction except as limited by applicable law.
          (vii)    Rights with respect to the U.S.
          registration statement
              If, under the 1933 Act, there is any false
          statement concerning any important matter in the
          U.S. Registration Statement, or any omission of any statement of important matters to be stated therein or not to cause any misunderstanding, shareholders
          are generally entitled to institute a lawsuit,
          against the person who had signed the relevant Registration Statement, the trustee of the issuer
          (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the
          relevant shares.
 (B) Tax Treatment of Shareholders in Japan:
          The tax treatment of Shareholders in Japan shall be
     as follows:
     (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.
          a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e.
          withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.
          b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in
          Japan. In certain cases, the Handling Securities Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.
          c.  Net investment returns such as dividends, etc.
          and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.
          S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.
              Distributions of long-term net realized capital gain will not be subject to withholding of U. S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U. S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.
              The Japanese withholding tax imposed on
          distributions as referred to in a. and b. above will be collected by way of so-called "difference collecting method". In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and
          the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.
     (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.
     (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way
     as those arising from liquidation of a domestic
     investment trust.
     (4) The Japanese securities transaction tax will not be imposed so far as the transactions concerned are conducted outside Japan.  Such tax, however, is
     applicable to dealers' transactions for their own account and to privately negotiated transactions conducted in Japan.
 (C) Foreign Exchange Control in U.S.A.:
          In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.
 (D) Agent in Japan:
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki 3-chome
          Chiyoda-ku, Tokyo
          The foregoing law firm is the true and lawful agent
     of the Fund to represent and act for the Fund in Japan
     for the purpose of;
     (1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and
     (2)  representation in and out of court in connection
     with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of
     the Fund.
          The agent for the registration with the Japanese Minister of Finance of the initial public offering concerned as well as for the continuous disclosure is each of the following persons:
          Harume Nakano
          Ken Miura
          Attorneys-at-law
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki, 3-chome
          Chiyoda-ku, Tokyo
      (E) Jurisdiction:
          Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2)
     above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:
          Tokyo District Court
          1-4, Kasumigaseki 1-chome
          Chiyoda-ku, Tokyo
5.    STATUS OF INVESTMENT FUND
       5. Status of the
        Invesment Fund
           (A)
      Diversification
      of Investment
      Fund:
 127.2                                    (As
                                          of
                                         the
                                         end
                                          of
                                       Novem
                                        ber,
                                       1997)
       Types of Assets  Name of  Total  Inves
                       Country   U.S.  tment
                               Dollars Ratio
                                         (%)

       US Government    United  1,210,5 49.11
      Obligations      States   60,099
       Corporate Bonds  United  744,091 30.19
                       States     ,280
                       Canada  38,371,  1.56
                                   521
                       Chile   34,929,  1.42
                                   592
                       United  20,677,  0.84
                       Kingdom     212
                       France  19,120,  0.78
                                   847
                       Norway  10,493,  0.43
                                   407
                       Indones 9,463,4  0.38
                       ia           60
                       China   8,879,0  0.36
                                    84
                       Denmark 8,365,6  0.34
                                    26
                       Sweden  7,064,8  0.29
                                    23
                       Netherl 6,908,6  0.28
                       ands         57
                       Israel  6,521,7  0.26
                                    88
                       Philipp 4,066,6  0.16
                       ines         88
                       India   2,821,2  0.11
                                    50
                       Finland 1,486,3  0.06
                                    17
                       Luxembo 1,429,7  0.06
                       urg          72
                       Mexico  1,072,0  0.04
                                    50
                       Greece  768,800  0.03
                       Austral 542,750  0.02
                       ia
                       Ireland 182,000  0.01
                       Switzer 165,825  0.01
                       land
                       Argenti 162,200  0.01
                       na
                       Poland  153,250  0.01
                       Columbi 122,200  0.00
                       a
                       Brazil   82,888  0.00
                       Ecuador  50,000  0.00

          Sub-total            927,993 37.65
                                  ,287
       Foreign          New     47,284,  1.92
      Government Bonds Zealand     247
                       South   43,395,  1.76
                       Africa      107
                       Germany 31,321,  1.27
                                   557
                       Canada  27,241,  1.11
                                   609
                       Peru    12,275,  0.50
                                   900
                       Argenti 11,464,  0.46
                       na          898
                       Russia  11,409,  0.46
                                   120
                       Poland  430,950  0.02

          Sub-total            184,823  7.50
                                  ,388
       Collateralized   United  68,457,  2.78
      Mortgage         States      440
      Obligations
       Short-term       United  28,000,  1.14
      (Repurchase      States      000
      Agreement)
                       Turkey  16,291,  0.66
                                   360

          Sub-total            44,291,  1.80
                                   360
       Brady Bonds      Mexico  11,231,  0.46
                                   156
                       Philipp 10,951,  0.44
                       ines        025
                       Argenti      18  0.00
                       na

          Sub-total            22,182,  0.90
                                   199
       Municiapal Bonds United  8,325,2  0.34
                       States       63
       Preferred Stock  United  6,037,1  0.25
                       States       96
                       Germany 364,875  0.01

          Sub-total            6,402,0  0.26
                                    71
       Units            United  2,757,5  0.11
                       States       92
                       United  206,550  0.01
                       Kingdom

          Sub-total            2,964,1  0.12
                                    42
       Convertible      United  1,898,3  0.08
      Bonds            Kingdom      25
                       United  324,420  0.01
                       States

          Sub-total            2,222,7  0.09
                                    45
       Common stock     United  1,442,0  0.06
                       States       73
       Convertible      United  240,000  0.01
      Preferred Stocks States
       Warrants         United   62,520  0.00
                       States
                       Ireland   9,100  0.00

          Sub-total             71,620  0.00
       Options, Futures Japan    14,895  0.00
      and Other
      Derivatives
       Cash, Deposit                  - -0.62
      and Other Assets         14,916,
      (After deduction             601
      of liabilities)
            Total              2,465,0 100.0
                                73,981     0
            (Net Asset         (Yen313
            Value)                ,557
                               million
                                     )


                 Note: Investment ratio is calculated by dividing each asset at its market value by the total Net
                        Asset Value of the Fund. The same applies hereinafter.





 (B) Results of Past Operations
 (1) Record of Changes in Net Assets (Class M Shares)
          Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of November, 1997 is as follows:





(Note)    Operations of Class M Shares were commenced on
     December 14, 1994.

 (2)  Record of Distributions Paid


(Note) Record of distribution paid from November 1996 to November 1997 are as follows:



(C)  Record of Sales and Repurchases
          Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

                    Number of      Number of      Number of
                   Shares Sold      Shares       Outstanding
                                  Repurchased      Shares
    1st Fiscal     1,163,283         73,164    1,090,119
    Year                 (0)         (0)       (0)
    (12/14/94-
    10/31/95)
    2nd Fiscal     2,435,804         816,055   2,709,868
    Year                 (0)         (0)       (0)
    (11/1/95-
    10/31/96)
    3rd Fiscal    50,402,587                   51,801,067
    Year                 (0)     1,311,388     (0)
    (11/1/96-                        (0)
    10/31/97)

Note:    The Share will be sold in Japan from August 27,
     1997.

II. OUTLINE OF THE FUND

1.   Fund
(A)  Law of Place of Incorporation
          The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a
     Massachusetts corporation formed on October 13, 1954.
          Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.
          The Fund is an open-end, diversified management company under the Investment Company Act of 1940.
(B)  Outline of the Supervisory Authority
          Refer to I - l (B) Outline of the Supervisory
     Authority.
(C)  Purpose of the Fund
          The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.
(D)  History of the Fund
                                   October 13, 1954:
                              Organization of the Fund as a
                              Massachusetts corporation.
                                   August 13, 1982:
                              Organization of the Fund as a
                              Massachusetts business trust.
                              Adoption of the Agreement and
                              Declaration of Trust.
                                   April 7, 1989:
                              Adoption of the Amended and
                              Restated Agreement and
                              Declaration of Trust.
(E)  Amount of Capital Stock
          Not applicable.
(F)  Structure of the management of the Fund
          The Trustees are responsible for generally
     overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A
     Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.
          The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.
          Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class
     action on behalf of the Fund or the shareholders, and
     (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.
          On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees hall have determined that the matter affects one or more series or classes of shares materially differently, share are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.
          Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting
     of shareholders or more than 60 days before the date of payment of any dividend or other distribution.
          The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.
          Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.
          At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum.
     Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.
          Subject to a favorable majority shareholder vote (as defined ^in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.
          The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.
          The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of
     such series.
          The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.
(G)  Information Concerning Major Shareholders
          Not applicable.
(H)  Information Concerning Directors, Officers and Employees
     (1) Trustees and Officers of the Fund             (as of
     the end of November, 1997)
                                                      Shares
Name           Office and    Resume                   Owned
               Title
George Putnam  Chairman and  present: Chairman and        0.00
               President           Director of
                                   Putnam Management
                                   and Putnam Mutual
                                   Funds Corp.
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
William F.     Vice          present: Professor of    27,340.23
Pounds         Chairman            Management,
                                   Alfred P. Sloan
                                   School of
                                   Management,
                                   Massachusetts
                                   Institute of
                                   Technology
Jameson Adkins Trustee       present: President,        877.25
Baxter                             Baxter
                                   Associates, Inc.
Hans H. Estin  Trustee       present: Vice Chairman,    346.26
                                   North American
                                   Management Corp.
John A. Hill   Trustee       present: Chairman and      612.73
                                   Managing
                                   Director, First
                                   Reserve
                                   Corporation
Ronald J.      Trustee       present: Former            403.23
Jackson                            Chairman,
                                   President and
                                   Chief Executive
                                   Officer of Fisher-
                                   Price, Inc.,
                                   Trustee of Salem
                                   Hospital and the
                                   Peabody Essex
                                   Museum
Paul. L.       Trustee       present: Professor of        0
Joskow                             Economics and
                                   Management,
                                   Massachusetts
                                   Institute of
                                   Technology,
                                   Director, New
                                   England Electric
                                   System, State
                                   Farm Indemnity
                                   Company and
                                   Whitehead
                                   Institute for
                                   Biomedical
                                   Research
Elizabeth T.   Trustee       present: President         233.13
Kennan                             Emeritus and
                                   Professor, Mount
                                   Holyoke College
Lawrence J.    Trustee and   present: President,        150.55
Lasser         Vice                Chief Executive
               President           Officer and
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
John H.        Trustee       present: Chairman and      701.26
Mullin, III                        Chief Executive
                                   Officer of
                                   Ridgeway Farm,
                                   Director of ACX
                                   Technologies,
                                   Inc., Alex Brown
                                   Realty, Inc., The
                                   Liberty
                                   Corporation and
                                   Ryland Group,
                                   Inc.
Robert E.      Trustee       present: Executive Vice    974.22
Patterson                          President and
                                   Director of
                                   Acquisitions,
                                   Cabot Partners
                                   Limited
                                   Partnership
Donald S.      Trustee       present: Director of     3,195.71
Perkins                            various
                                   corporations,
                                   including Cummins
                                   Engine Company,
                                   Lucent
                                   Technologies,
                                   Inc., Springs
                                   Industries, Inc.
                                   and Time Warner
                                   Inc.
George Putnam, Trustee       present: President, New  3,961.35
III                                Generation
                                   Research, Inc.
A.J.C. Smith   Trustee       present: Chairman and      225.18
                                   Chief Executive
                                   Officer, Marsh &
                                   McLennan
                                   Companies, Inc.
W. Thomas      Trustee       present: President and     101.82
Stephens                           Chief Executive
                                   Officer of
                                   MacMillian
                                   Bloedel Ltd.,
                                   Director of Mail-
                                   well Inc., Qwest
                                   Communications,
                                   The Eagle Picher
                                   Trust and New
                                   Century Energies
W. Nicholas    Trustee       present: Director of       150.55
Thorndike                          various
                                   corporations and
                                   charitable
                                   organizations,
                                   including Data
                                   General
                                   Corporation,
                                   Bradley Real
                                   Estate, Inc. and
                                   Providence
                                   Journal Co.
                                   Trustee of
                                   Massachusetts
                                   General Hospital
                                   and Eastern
                                   Utilities
                                   Associations
Charles E.     Executive     present: Managing            0
Porter         Vice                Director of
               President           Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Patricia C.    Senior Vice   present: Senior Vice         0
Flaherty       President           President of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
William N.     Vice          present: Director and        0
Shiebler       President           Senior Managing
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   President and
                                   Director of
                                   Putnam Mutual
                                   Funds
Gordon H.      Vice          present: Director and        0
Silver         President           Senior Managing
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Paul M. O'Neil Vice          present: Vice President      0
               President           of Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
John D. Hughes Vice          present  Senior Vice         0
               President           President of the
               and                 Investment
               Treasurer           Management
                                   Company
Beverly Marcus Clerk and           N/A                    0
               Assistant
               Treasurer
Gary N. Coburn Vice          present  Senior              0
               President           Managing Director
                                   of Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
John R. Verani Vice          present  Senior Vice         0
               President           President of
                                   Putnam
                                   Investment, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Kenneth J.     Vice          present  Senior Vice         0
Taubes         President           President of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
Robert M.      Vice          present  Senior Vice         0
Paine          President           President of
                                   Putnam
                                   Management, Inc.
D. William     Vice          present  Managing            0
Kohli          President           Director of
                                   Putnam
                                   Management, Inc.
William J.     Vice          present  Managing            0
Curtin         President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
David L.       Vice          present  Managing            0
Waldman        President           Director of
                                   Putnam
                                   Management, Inc.

* A trustee of the Fund on November 6, 1997 and therefore did not own any shares of the Fund as of September 30, 1997.
     (2) Employees of the Fund
          The Fund does not have any employees.
(I)  Description of Business and Outline of Operation
          The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has ^retained Putnam Investment Management, Inc., the investment adviser, to render investment advisory services^ and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent.
(J)  Miscellaneous
     (1)  Changes of Trustees and Officers
              Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.
     (2) Amendment to the Agreement and Declaration of Trust Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.
     (3)  Litigation and Other Significant Events
              Nothing which has or which would have a
          material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year end of the Fund is October 31. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.
2.   Putnam Investment Management, Inc. (Investment Management
     Company)
 (A) Law of Place of Incorporation
     Putnam is incorporated under the General Corporation Law of The Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.
     Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B)  Outline of the Supervisory Authority
     Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(C) Purpose of the Company
     Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(D)  History of the Company
     Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937.
     Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over $178 billion in assets and nearly 9 million shareholder accounts at the end of November, 1997. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

     Putnam Investment Management Inc., Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is a subsidiary of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(E)  Amount of Capital Stock  (as of the end of November,
     1997)

     1. Amount of Capital (issued capital stock at par value):
          Common Stock 1,000 shares at $1 par value

     2.   Number of authorized shares of capital stock:
          Common Stock 1,000 shares

     3.   Number of outstanding shares of capital stock:
          Common Stock 1,000 shares

     4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years:

                                    Amount of Capital
            Year                (Total Stockholders' Equity)

     End of 1992                    $42,618,341

     End of 1993                    $49,847,760

     End of 1994                    $48,149,491

     End of 1995                    $45,521,351

     End of 1996                    $45,817,658

(F)  Structure of the Management of the Company
     Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

     Each fund managed by Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

     The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

     In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

     The following officer of Investment Management Company
     has had primary responsibility for the day-to-day management of the Fund's portfolio since the years stated below:
                             (as of the end of November, 1997)
     Names      Yea              Business Experience
                 r               (at least 5 years)
D. William      199  Employed as an investment professional by
Kohli           4    Investment Management Company since 1994.
Managing            Prior to September, 1994, Mr. Kohli was
Director            Executive Vice President and Co-Director of
                   Global Bond Management and, prior to
                   October, 1993, Senior Portfolio Manager at
                   Franklin Advisors/Templeton Investment
                   Counsel.
Kenneth J.      199  Employed as an investment professional by
Taubes          3    Investment Management Company since 1991.
Senior Vice
President
Robert M. Paine 199  Employed as an investment professional by
Senior Vice     7    Investment Management Company since 1987.
President

                 (G) Information Concerning Major Stockholders As of the end of November, 1997, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam Investments, Inc. See subsection D above.

            (H) Information Concerning Officers and Employees The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company.
     For each named individual, the table lists: (i) any other
          organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii)
                        positions held with such organization:

      List of Officers and Directors of Putnam Investment
                       Management, Inc.
                                        (^as of the end of
                        November, 1997)
               Position with
               Putnam
     Name      Investment      Other Business Affiliation
               Management,
               Inc.
     Putnam,   Chairman        Chairman of Putnam Mutual
     George                    Funds Corp.
     Lasser,   President and
     Lawrence  Director
     J.
     Silver,   Director and    Putnam Fiduciary Trust
     Gordon H. Senior          Company
               Managing        Senior Administrative
               Director        Officer and Director of
                               Putnam Mutual Funds Corp.
     Burke,    Director and    Senior Managing Director of
     Robert W. Senior          Putnam Mutual Funds Corp.
               Managing
               Director
     Coburn,   Senior
     Gary N.   Managing
               Director
     Ferguson, Senior
     Ian C.    Managing
               Director
     Spiegel,  Director and    Senior Managing Director of
     Steven    Senior          Putnam Mutual Funds Corp.
               Managing
               Director
     Anderson, Managing
     Blake E.  Director
     Bankart,  Managing
     Alan J.   Director
     Bogan,    Managing
     Thomas    Director
     Browchuk, Managing
     Brett     Director
     Collman,  Managing        Managing Director of Putnam
     Kathleen  Director        Mutual Funds Corp.
     M.
     Curtin,   Managing
     William   Director
     J.

     D'Alelio, Managing
     Edward H. Director
     DeTore,   Managing        Managing Director of Putnam
     John A.   Director        Fiduciary Trust Company
     Durgarian Managing        Director and Managing
     , Karnig  Director        Director of Putnam Fiduciary
     H.                        Trust Company
     Erickson, Managing
     James E.  Director
     Esteves,  Senior
     Irene M.  Managing
               Director
     Hurley,   Managing        Managing Director of Putnam
     William   Director        Mutual Funds Corp.
     J.
     Jacobs,   Managing
     Jerome J. Director
     Kearney,  Managing        Managing Director of Putnam
     Mary E.   Director        Mutual Funds Corp.
     Kohli, D. Managing
     William   Director
     Kreisel,  Managing
     Anthony   Director
     I.
     Landes,   Managing
     William   Director
     J.
     Maloney,  Managing
     Kevin J.  Director
     Martino,  Managing
     Michael   Director
     Maxwell,  Managing
     Scott M.  Director
     McGue,    Managing
     William   Director
     F.
     McMullen, Managing
     Carol C.  Director
     Miller,   Managing
     Daniel L. Director
     Morgan    Managing        Managing Director of Putnam
     Jr., John Director        Fiduciary Trust Company
     J.
     O'Donnell Managing
     Jr., C.   Director
     Patrick
     Peacher,  Managing
     Stephen   Director
     C.
     Porter,   Managing
     Charles   Director
     E.
     Reilly,   Managing
     Thomas V. Director
     Scott,    Managing        Managing Director of Putnam
     Justin M. Director        Fiduciary Trust Company
     Schultz,  Managing
     Mitchell  Director
     D.
     Talanian, Managing        Managing Director of Putnam
     John C.   Director        Mutual Funds Corp.
     Woolverto Managing        Managing Director of Putnam
     n,        Director        Mutual Funds Corp.
     William
     H.
     Asher,    Senior Vice     Senior Vice President of
     Steven E. President       Putnam Mutual Funds Corp.
     Baumback, Senior Vice
     Robert K. President
     Beck,     Senior Vice
     Robert R. President
     Bousa,    Senior Vice
     Edward P. President
     Bresnahan Senior Vice     Senior Vice President of
     , Leslee  President       Putnam Mutual Funds Corp.
     R.
     Burns,    Senior Vice
     Cheryl A. President
     Cassaro,  Managing
     Joseph A. Director
     Chapman,  Senior Vice
     Susan     President
     Cotner,   Senior Vice
     Beth C.   President
     Curran,   Senior Vice     Senior Vice President of
     J. Peter  President       Putnam Mutual Funds Corp.
     Dalferro, Senior Vice
     John R.   President
     Daly,     Senior Vice     Senior Vice President of
     Kenneth   President       Putnam Mutual Funds Corp.
     L.
     England,  Senior Vice
     Richard   President
     B.
     Fitzgeral Senior Vice
     d,        President
     Michael
     T.
     Flaherty, Senior Vice     Senior Vice President of
     Patricia  President       Putnam Mutual Funds Corp.
     C.
     Francis,  Senior Vice
     Jonathan  President
     H.
     Frucci,   Senior Vice     Senior Vice President of
     Richard   President       Putnam Fiduciary Trust
     M.                        Company
     Fullerton Senior Vice     Senior Vice President of
     , Brian   President       Putnam Mutual Funds Corp.
     J.
     Gillis,   Managing
     Roland    Director
     Grant, J. Senior Vice     Senior Vice President of
     Peter     President       Putnam Fiduciary Trust
                               Company
     Grim,     Senior Vice
     Daniel J. President
     Haagensen Senior Vice
     , Paul E. President
     Halperin, Senior Vice
     Matthew   President
     C.
     Han,      Senior Vice
     Billy P.  President
     Healey,   Senior Vice
     Deborah   President
     R.
     Joseph,   Senior Vice
     Joseph P. President
     Joyce,    Senior Vice     Senior Vice President of
     Kevin M.  President       Putnam Mutual Funds Corp.
     Kamshad,  Senior Vice
     Omid      President
     Kay,      Senior Vice     Clerk, Director and Senior
     Karen R.  President       Vice President of Putnam
                               Fiduciary Trust Company
     King,     Managing
     David L.  Director
     Kirson,   Senior Vice
     Steven L. President
     Leichter, Senior Vice
     Jennifer  President
     E.
     Lindsey,  Senior Vice
     Jeffrey   President
     R.
     Lukens,   Senior Vice
     James W.  President
     Manning,  Senior Vice
     Howard K. President
     Matteis,  Senior Vice
     Andrew S. President
     McAuley,  Senior Vice
     Alexander President
     J.
     McDonald, Senior Vice
     Richard   President
     E.
     Meehan,   Senior Vice
     Thalia    President
     Mikami,   Senior Vice
     Darryl    President
     Mockard,  Senior Vice
     Jeanne L. President
     Morgan,   Senior Vice
     Kelly A.  President
     Mufson,   Senior Vice
     Michael   President
     J.
     Mullin,   Senior Vice
     Hugh H.   President
     Netols,   Senior Vice     Senior Vice President of
     Jeffrey   President       Putnam Fiduciary Trust
     W.                        Company
     Nguyen,   Senior Vice
     Triet M.  President
     Paine,    Senior Vice
     Robert M. President
     Pohl,     Senior Vice
     Charles   President
     G.
     Pollard,  Senior Vice
     Mark D.   President
     Powers,   Senior Vice
     Neil J.   President
     Quinton,  Senior Vice
     Keith P.  President
     Ray,      Senior Vice
     Christoph President
     er A.
     Reeves,   Senior Vice
     William   President
     H.
     Regan,    Senior Vice
     Anthony   President
     W.
     Rosalanko Senior Vice
     , Thomas  President
     J.
     Ruys de   Senior Vice     Senior Vice President of
     Perez,    President       Putnam Fiduciary Trust
     Charles                   Company
     A.
     Schwister Senior Vice     Senior Vice President of
     , Jay E.  President       Putnam Fiduciary Trust
                               Company
     Senter,   Senior Vice     Senior Vice President of
     Max S.    President       Putnam Fiduciary Trust
                               Company
     Simon,    Senior Vice
     Sheldon   President
     N.
     Smith     Senior Vice
     Jr., Leo  President
     J.
     Smith,    Senior Vice
     Margaret  President
     D.
     Storkerso Senior Vice     Senior Vice President of
     n, John   President       Putnam Fiduciary Trust
     K.                        Company
     Strumpf,  Senior Vice
     Casey     President
     Sullivan, Senior Vice
     Roger R.  President
     Swanberg, Senior Vice
     Charles   President
     H.
     Swift,    Senior Vice
     Robert    President
     Taubes,   Senior Vice     Senior Vice President of
     Kenneth   President       Putnam Fiduciary Trust
     J.                        Company
     Thomas,   Senior Vice
     David K.  President
     Thomsen,  Managing        Managing Director of Putnam
     Rosemary  Director        Fiduciary Trust Company
     H.
     Tibbetts, Senior Vice     Senior Vice President of
     Richard   President       Putnam Mutual Funds Corp.
     B.
     Till,     Senior Vice
     Hilary F. President
     Van       Senior Vice
     Vleet,    President
     Charles
     C.
     Verani,   Senior Vice     Senior Vice President of
     John R.   President       Putnam Fiduciary Trust
                               Company
     Weinstein Senior Vice
     , Michael President
     R.
     Weiss,    Senior Vice
     Man       President
     vuel
     Schultz,  Senior Vice
     Mitchell  President
     D.
     Wheeler,  Senior Vice
     Diane     President
     D.F.
     Wyke,     Senior Vice
     Richard   President
     P.
     Zukowski, Senior Vice
     Gerald S. President
     Haslett,  Managing
     Thomas R. Director
     Zieff,    Managing
     William   Director
     Svensson, Senior Vice
     Lisa A.   President
     Waldman,  Managing
     David L.  Director
     Atkin,    Senior Vice
     Michael   President
     J.
     Bakshi,   Senior Vice
     Manjit S. President
     Bamford,  Senior Vice
     Dolores   President
     Snyder
     Cronin,   Senior Vice     Senior Vice President of
     Kevin M.  President       Putnam Fiduciary Trust
                               Company
     Holding,  Senior Vice
     Pamela    President
     Kobylarz, Senior Vice
     Jeffrey,  President
     J.
     Koontz,   Senior Vice     Senior Vice President of
     Jill A.   President       Putnam Mutual Funds Corp.
     Korn,     Senior Vice
     Karen A.  President
     Kuenstner Senior Vice
     , Deborah President
     F.
     Madore,   Senior Vice     Senior Vice President of
     Robert A. President       Putnam Fiduciary Trust
                               Company
     Malloy,   Senior Vice
     Julie M.  President
     Minn,     Senior Vice
     Seung, H. President
     Oler,     Senior Vice
     Stephen   President
     S.
     Perry,    Senior Vice
     William   President
     Peters,   Senior Vice
     Carmel    President
     Santos,   Senior Vice     Senior Vice President of
     David J.  President       Putnam Fiduciary Trust
                               Company
     Scordato, Senior Vice     Senior Vice President of
     Christine President       Putnam Mutual Funds Corp.
     A.
     Silk,     Senior Vice
     David M.  President
     Stairs,   Senior Vice
     George W. President
     Troped,   Senior Vice     Senior Vice President of
     Bonnie L. President       Putnam Mutual Funds Corp.
     Whalen,   Senior Vice     Senior Vice President of
     Edward F. President       Putnam Mutual Funds Corp.
     Yogg,     Senior Vice
     Michael   President
     R.

     (I) Summary of Business Lines and Business Operation Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of^the end of
    November, 1997, Investment Management Company managed, advised, and/or administered the following ^99 funds and fund portfolios (having an aggregate net asset value of
                 approximately $^178 billion):



                                 As of the end of November,
       1997(4)   Description of Business and Outline of
                           Operation
                   Fund List for SR and Semi
        Name                    Month/Da Principa  Total   Net
                                  te/      l       Net   Asset
                                 Year   Characte  Asset  Value
                               Establis ristics   Value   per
                                  hed              ($    share
                                                 millio   ($)
                                                   n)

The George Putnam         1     11/5/37 Open/Equ  2,536. 17.68
Fund of Boston; A                         ity          4
The George Putnam         2     4/24/92 Open/Equ  887.60 18.82
Fund of Boston; B                         ity
The George Putnam         3     12/1/94 Open/Equ  187.90 18.82
Fund of Boston; M                         ity
The George Putnam         4     1/1/94  Open/Equ  356.10 18.98
Fund of Boston; Y                         ity
Putnam AZ Tax Exempt      5     1/30/91 Open/Bon  125.00  9.25
Income Fund; A                             d
Putnam AZ Tax Exempt      6     7/15/93 Open/Bon    3.00  9.24
Income Fund; B                             d
Putnam AZ Tax Exempt      7     7/3/95  Open/Bon    1.00  9.26
Income Fund; M                             d
Putnam American           8     3/1/85  Open/Bon  1,595.  8.68
Government Income                          d          10
Fund; A
Putnam American           9     5/20/94 Open/Bon   29.90  8.63
Government Income                          d
Fund; B
Putnam American          10     2/14/95 Open/Bon    1.10  8.68
Government Income                          d
Fund; M
Putnam Asia Pacific      11     2/20/91 Open/Equ  529.90 14.86
Growth Fund; A                            ity
Putnam Asia Pacific      12     6/1/93  Open/Equ  238.30 14.62
Growth Fund; B                            ity
Putnam Asia Pacific      13     2/1/95  Open/Equ   12.10 14.74
Growth Fund; M                            ity
Putnam Asset             14     2/7/94  Open/Bal  635.30 12.15
Allocation Balanced                      anced
Portfolio; A
Putnam Asset             15     2/11/94 Open/Bal  417.50 12.08
Allocation Balanced                      anced
Portfolio; B
Putnam Asset             16     9/1/94  Open/Bal   65.00 12.04
Allocation Balanced                      anced
Portfolio; C
Putnam Asset             17     2/6/95  Open/Bal   38.50 12.13
Allocation Balanced                      anced
Portfolio; M
Putnam Asset             18     7/14/94 Open/Bal  228.90 12.15
Allocation Balanced                      anced
Portfolio; Y
Putnam Asset             19     2/7/94  Open/Bal  289.60 10.53
Allocation                               anced
Conservative
Portfolio; A
Putnam Asset             20     2/18/94 Open/Bal  132.10 10.49
Allocation                               anced
Conservative
Portfolio; B
Putnam Asset             21     9/1/94  Open/Bal   28.00 10.47
Allocation                               anced
Conservative
Portfolio; C
Putnam Asset             22     2/7/95  Open/Bal   11.60 10.50
Allocation                               anced
Conservative
Portfolio; M
Putnam Asset             23     7/14/94 Open/Bal   17.90 10.54
Allocation                               anced
Conservative
Portfolio; Y
Putnam Asset             24     2/8/94  Open/Bal  431.67 13.38
Allocation Growth                        anced
Portfolio; A
Putnam Asset             25     2/16/94 Open/Bal  334.72 13.23
Allocation Growth                        anced
Portfolio; B
Putnam Asset             26     9/1/94  Open/Bal   61.37 13.14
Allocation Growth                        anced
Portfolio; C
Putnam Asset             27     2/1/95  Open/Bal   30.66 13.24
Allocation Growth                        anced
Portfolio; M
Putnam Asset             28     7/14/94 Open/Bal  227.52 13.45
Allocation Growth                        anced
Portfolio; Y
Putnam Balanced          29     4/19/85 Open/Bal  591.00 11.68
Retirement Fund; A                       anced
Putnam Balanced          30     2/1/94  Open/Bal   71.00 11.60
Retirement Fund; B                       anced
Putnam Balanced          31     3/17/95 Open/Bal    6.90 11.64
Retirement Fund; M                       anced
Putnam CA Tax Exempt     32     4/29/83 Open/Bon  361.00  8.75
Income Fund; A                             d
Putnam CA Tax Exempt     33     1/4/93  Open/Bon   66.00  8.74
Income Fund; B                             d
Putnam CA Tax Exempt     34     2/14/95 Open/Bon    2.00  8.75
Income Fund; M                             d
Putnam VT: Asia          35     5/1/95  Open/Equ  138.00 12.05
Pacific                                   ity
Putnam VT:               36     9/15/93 Open/Bon  564.10 11.00
Diversified                                d
Putnam VT: Glb Gr        37     5/1/90  Open/Equ  1,744. 19.67
                                          ity         60
Putnam VT: Global AA     38     2/1/88  Open/Bal  797.60 18.69
                                         anced
Putnam VT: Gr and Inc    39     2/1/88  Open/Bal  7,933. 28.10
                                         anced        00
Putnam VT: HY            40     2/1/88  Open/Bon  921.20 13.02
                                           d
Putnam VT: MM            41     2/1/88  Open/Bon  425.00  1.00
                                           d
Putnam VT: New           42     5/2/94  Open/Equ  2,295. 20.44
Opportunities                             ity         80
Putnam VT: U.S. Govmt    43     2/1/88  Open/Bon  743.60 11.15
and H. Qual.                               d
Putnam VT: Util G&I      44     5/1/92  Open/Bal  705.00 14.72
                                         anced
Putnam VT: Voyager       45     2/1/88  Open/Equ  4,201. 37.40
                                          ity         90
Putnam Capital           46     8/5/93  Open/Equ  678.50 21.02
Appreciation Fund; A                      ity
Putnam Capital           47     11/2/94 Open/Equ  704.30 20.80
Appreciation Fund; B                      ity
Putnam Capital           48     1/22/96 Open/Equ   47.80 20.84
Appreciation Fund; M                      ity
Putnam Convertible       49     6/29/72 Open/Bal  1,139. 23.31
Income-Growth Trust;                     anced        00
A
Putnam Convertible       50     7/15/93 Open/Bal  238.00 23.10
Income-Growth Trust;                     anced
B
Putnam Convertible       51     3/13/95 Open/Bal   13.00 23.17
Income-Growth Trust;                     anced
M
Putnam Diversified       52     7/1/94  Open/Equ  242.10 14.05
Equity Trust; A                           ity
Putnam Diversified       53     7/2/94  Open/Equ  291.50 13.92
Equity Trust; B                           ity
Putnam Diversified       54     7/3/95  Open/Equ   20.60 13.97
Equity Trust; M                           ity
Putnam Diversified       55     10/3/88 Open/Bon  2,057. 12.57
Income Trust; A                            d          14
Putnam Diversified       56     3/1/93  Open/Bon  2,333. 12.52
Income Trust; B                            d          24
Putnam Diversified       57     12/1/94 Open/Bon  349.58 12.54
Income Trust; M                            d
Putnam Equity Income;    58     6/15/77 Open/Bal  813.20 15.86
A                                        anced
Putnam Equity Income;    59     9/13/93 Open/Bal  415.50 15.78
B                                        anced
Putnam Equity Income;    60     12/2/94 Open/Bal   45.50 15.78
M                                        anced
Putnam Europe Growth;    61     9/7/90  Open/Equ  367.50 19.90
A                                         ity
Putnam Europe Growth;    62     2/1/94  Open/Equ  289.80 19.47
B                                         ity
Putnam Europe Growth;    63     12/1/94 Open/Equ   17.90 19.77
M                                         ity
Putnam FL Tax Exempt     64     8/24/90 Open/Bon  237.00  9.41
Income Fund; A                             d
Putnam FL Tax Exempt     65     1/4/93  Open/Bon   62.00  9.41
Income Fund; B                             d
Putnam FL Tax Exempt     66     5/1/95  Open/Bon    2.00  9.41
Income Fund; M                             d
Putnam Federal Income    67     6/2/86  Open/Bon  354.40 10.15
Trust; A                                   d
Putnam Federal Income    68     6/6/94  Open/Bon   11.90 10.11
Trust; B                                   d
Putnam Federal Income    69     4/12/95 Open/Bon    0.90 10.15
Trust; M                                   d
Putnam Global            70     6/1/87  Open/Bon  320.20 13.70
Governmental Income                        d
Trust; A
Putnam Global            71     2/1/94  Open/Bon   42.10 13.70
Governmental Income                        d
Trust; B
Putnam Global            72     3/17/95 Open/Bon    2.50 13.70
Governmental Income                        d
Trust; M
Putnam Global Growth     73     9/1/67  Open/Equ  2,883. 13.20
Fund; A                                   ity         60
Putnam Global Growth     74     4/27/92 Open/Equ  1,823. 12.80
Fund; B                                   ity         00
Putnam Global Growth     75     3/1/95  Open/Equ   46.40 13.11
Fund; M                                   ity
Putnam Global Growth     76     6/15/94 Open/Equ   49.80 13.38
Fund; Y                                   ity
Putnam Growth and        77     1/5/95  Open/Bal  971.90 15.01
Income Fund II; A                        anced
Putnam Growth and        78     1/5/95  Open/Bal  1,171. 14.84
Income Fund II; B                        anced        50
Putnam Growth and        79     1/5/95  Open/Bal  144.10 14.96
Income Fund II; M                        anced
The Putnam Fund for      80     11/6/57 Open/Bal  16,763 21.93
Growth and Income; A                     anced       .00
The Putnam Fund for      81     4/27/92 Open/Bal  13,624 21.70
Growth and Income; B                     anced       .90
The Putnam Fund for      82     5/1/95  Open/Bal  323.90 21.83
Growth and Income; M                     anced
The Putnam Fund for      83     6/15/94 Open/Bal  454.30 21.96
Growth and Income; Y                     anced
Putnam High Yield        84     3/25/86 Open/Bon  1,296.  9.96
Advantage Fund; A                          d          90
Putnam High Yield        85     5/16/94 Open/Bon  943.50  9.92
Advantage Fund; B                          d
Putnam High Yield        86     12/1/94 Open/Bon  1,312.  9.95
Advantage Fund; M                          d          00
Putnam High Yield        87     2/14/78 Open/Bon  3,288. 12.97
Trust; A                                   d          60
Putnam High Yield        88     3/1/93  Open/Bon  1,243. 12.92
Trust; B                                   d          50
Putnam High Yield        89     7/3/95  Open/Bon   23.90 12.96
Trust; M                                   d
Putnam Health            90     5/28/82 Open/Equ  1,741. 58.27
Sciences Trust; A                         ity         80
Putnam Health            91     3/1/93  Open/Equ  566.10 56.97
Sciences Trust; B                         ity
Putnam Health            92     7/3/95  Open/Equ   23.20 57.93
Sciences Trust; M                         ity
Putnam Income Fund; A    93     11/1/54 Open/Bon  1,227.  7.15
                                           d          80
Putnam Income Fund; B    94     3/1/93  Open/Bon  388.00  7.12
                                           d
Putnam Income Fund; M    95    12/14/94 Open/Bon   28.70  7.12
                                           d
Putnam Income Fund; Y    96     2/12/94 Open/Bon  136.60  7.16
                                           d
Putnam Intermediate      97     2/16/93 Open/Bon  137.60  4.90
US Government Income                       d
Fund; A
Putnam Intermediate      98     2/16/93 Open/Bon   64.70  4.90
US Government Income                       d
Fund; B
Putnam Intermediate      99     4/3/95  Open/Bon    4.90  4.90
US Government Income                       d
Fund; M
Putnam International     10     1/3/95  Open/Equ  915.30 14.35
New Opportunities                         ity
Fund; A
Putnam International     10     7/21/95 Open/Equ  1,102. 14.21
New Opportunities                         ity         80
Fund; B
Putnam International     10     7/21/95 Open/Equ   94.90 14.27
New Opportunities                         ity
Fund; M
Putnam Investors         10     12/1/25 Open/Equ  1,821. 11.98
Fund; A                                   ity         00
Putnam Investors         10     3/1/93  Open/Equ  302.00 11.62
Fund; B                                   ity
Putnam Investors         10     12/2/94 Open/Equ   27.00 11.85
Fund; M                                   ity
Putnam MA Tax Exempt     10    10/23/89 Open/Bon  287.00  9.58
Income Fund; A                             d
Putnam MA Tax Exempt     10     7/15/93 Open/Bon   91.00  9.57
Income Fund; B                             d
Putnam MA Tax Exempt     10     5/12/95 Open/Bon    3.00  9.58
Income Fund; M                             d
Putnam MI Tax Exempt     10    10/23/89 Open/Bon  146.00  9.37
Income Fund; A                             d
Putnam MI Tax Exempt     11     7/15/93 Open/Bon   36.00  9.36
Income Fund; B                             d
Putnam MI Tax Exempt     11     4/17/95 Open/Bon    1.00  9.37
Income Fund; M                             d
Putnam MN Tax Exempt     11    10/23/89 Open/Bon  102.00  9.18
Income Fund; A                             d
Putnam MN Tax Exempt     11     7/15/93 Open/Bon   37.00  9.15
Income Fund; B                             d
Putnam MN Tax Exempt     11     4/3/95  Open/Bon    1.00  9.18
Income Fund; M                             d
Putnam Money Market      11     10/1/76 Open/Bon  1,969.  1.00
Fund; A                                    d          00
Putnam Money Market      11     4/27/92 Open/Bon  398.00  1.00
Fund; B                                    d
Putnam Money Market      11     12/8/94 Open/Bon   47.00  1.00
Fund; M                                    d
Putnam Municipal         11     5/22/89 Open/Bon  826.00  9.23
Income Fund; A                             d
Putnam Municipal         11     1/4/93  Open/Bon  493.00  9.22
Income Fund; B                             d
Putnam Municipal         12     12/1/94 Open/Bon   13.00  9.23
Income Fund; M                             d
Putnam NJ Tax Exempt     12     2/20/90 Open/Bon  237.00  9.41
Income Fund; A                             d
Putnam NJ Tax Exempt     12     1/4/93  Open/Bon   62.00  9.41
Income Fund; B                             d
Putnam NJ Tax Exempt     12     5/1/95  Open/Bon    2.00  9.41
Income Fund; M                             d
Putnam NY Tax Exempt     12     9/2/83  Open/Bon  1,805.  9.09
Income Fund; A                             d          00
Putnam NY Tax Exempt     12     1/4/93  Open/Bon  230.00  9.07
Income Fund; B                             d
Putnam NY Tax Exempt     12     4/10/95 Open/Bon    2.00  9.09
Income Fund; M                             d
Putnam NY Tax Exempt     12     11/7/90 Open/Bon  167.00  9.16
Opportunities Fund; A                      d
Putnam NY Tax Exempt     12     2/1/94  Open/Bon   54.00  9.15
Opportunities Fund; B                      d
Putnam NY Tax Exempt     12     2/10/95 Open/Bon    2.00  9.14
Opportunities Fund; M                      d
Putnam Global Natual     13     7/24/80 Open/Equ  247.10 22.51
Resources Fund; A                         ity
Putnam Global Natual     13     2/1/94  Open/Equ  141.90 22.16
Resources Fund; B                         ity
Putnam Global Natual     13     7/3/95  Open/Equ    7.80 22.38
Resources Fund; M                         ity
Putnam New               13     8/31/90 Open/Equ  7,996. 48.01
Opportunities Fund; A                     ity         80
Putnam New               13     3/1/93  Open/Equ  6,829. 46.48
Opportunities Fund; B                     ity         10
Putnam New               13     12/1/94 Open/Equ  367.50 47.38
Opportunities Fund; M                     ity
Putnam New               13     7/19/94 Open/Equ  283.60 48.39
Opportunities Fund; Y                     ity
Putnam OH Tax Exempt     13    10/23/89 Open/Bon  189.00  9.23
Income Fund; A                             d
Putnam OH Tax Exempt     13     7/15/93 Open/Bon   50.00  9.22
Income Fund; B                             d
Putnam OH Tax Exempt     13     4/3/95  Open/Bon    1.00  9.23
Income Fund; M                             d
Putnam OTC & Emerging    14     11/1/82 Open/Equ  2,272. 16.01
Growth Fund; A                            ity         00
Putnam OTC & Emerging    14     7/15/93 Open/Equ  1,113. 15.44
Growth Fund; B                            ity         00
Putnam OTC & &           14     12/2/94 Open/Equ  180.00 15.77
Emerging Growth Fund;                     ity
M
Putnam International     14     2/28/91 Open/Equ  864.60 18.71
Growth Fund; A                            ity
Putnam International     14     6/1/94  Open/Equ  562.30 18.43
Growth Fund; B                            ity
Putnam International     14     12/1/94 Open/Equ   69.80 18.60
Growth Fund; M                            ity
Putnam PA Tax Exempt     14     7/21/89 Open/Bon  191.00  9.48
Income Fund; A                             d
Putnam PA Tax Exempt     14     7/15/93 Open/Bon   81.00  9.46
Income Fund; B                             d
Putnam PA Tax Exempt     14     7/3/95  Open/Bon    1.00  9.48
Income Fund; M                             d
Putnam Preferred         14     1/4/84  Open/Bon  115.00  8.98
Income Fund; A                             d
Putnam Preferred         15     4/20/95 Open/Bon    7.00  8.96
Income Fund; M                             d
Putnam Tax Free          15    09/20/93 Open/Bon  622.00 14.56
Income Fund HY; A                          d
Putnam Tax Free          15     9/9/85  Open/Bon  1,431. 14.56
Income Fund HY; B                          d          00
Putnam Tax Free          15    12/29/94 Open/Bon   16.00 14.55
Income Fund HY; M                          d
Putnam Tax Free          15     9/30/93 Open/Bon  218.00 15.50
Income Fund Insured;                       d
A
Putnam Tax Free          15     9/9/85  Open/Bon  341.00 15.52
Income Fund Insured;                       d
B
Putnam Tax Free          15     6/1/95  Open/Bon    0.08 15.50
Income Fund Insured;                       d
M
Putnam Tax Exempt        15    12/31/76 Open/Bon  2,123.  9.17
Income Fund; A                             d          00
Putnam Tax Exempt        15     1/4/93  Open/Bon  252.00  9.17
Income Fund; B                             d
Putnam Tax Exempt        15     2/16/95 Open/Bon    8.00  9.19
Income Fund; M                             d
Putnam Tax Exempt        16    10/26/87 Open/Bon   91.00  1.00
Money Market Fund                          d
Putnam US Government     16     2/8/84  Open/Bon  2,196. 13.02
Income Trust; A                            d          10
Putnam US Government     16     4/27/92 Open/Bon  1,323. 12.97
Income Trust; B                            d          50
Putnam US Government     16     2/6/95  Open/Bon    7.60 13.01
Income Trust; M                            d
Putnam US Government     16     4/11/94 Open/Bon    6.30 13.01
Income Trust; Y                            d
Putnam Utilities         16    11/19/90 Open/Bal  633.00 12.17
Growth and Income                        anced
Fund; A
Putnam Utilities         16     4/27/92 Open/Bal  653.00 12.11
Growth and Income                        anced
Fund; B
Putnam Utilities         16     3/1/95  Open/Bal    8.00 12.16
Growth and Income                        anced
Fund; M
Putnam Vista Fund; A     16     6/3/68  Open/Equ  2,626. 12.52
                                          ity         00
Putnam Vista Fund; B     16     3/1/93  Open/Equ  1,212. 12.09
                                          ity         00
Putnam Vista Fund; M     17     12/1/94 Open/Equ   91.00 12.34
                                          ity
Putnam Vista Fund; Y     17     3/28/95 Open/Equ  243.00 12.62
                                          ity
Putnam Voyager Fund      17     4/14/93 Open/Equ  482.00 18.26
II; A                                     ity
Putnam Voyager Fund      17     10/2/95 Open/Equ  435.80 18.00
II; B                                     ity
Putnam Voyager Fund      17             Open/Equ   50.60 18.11
II; M                                     ity
Putnam Voyager Fund;     17      33694  Open/Equ  11,155 19.49
A                                         ity        .00
Putnam Voyager Fund;     17      32259  Open/Equ  5,662. 18.57
B                                         ity         60
Putnam Voyager Fund;     17      33207  Open/Equ  208.50 19.22
M                                         ity
Putnam Voyager Fund;     17      32963  Open/Equ  1,060. 19.70
Y                                         ity         70
Putnam CA Inv GD Muni    17      32473  Closed/B   72.00 15.52
                                          ond
Putnam Convertible       18      33417  Closed/B  103.80 28.01
Opportunity and                           ond
Income Fund
Putnam Dividend          18      31317  Closed/B  124.70 11.53
Income Fund                               ond
Putnam High Income       18      30505  Closed/B  137.70 10.30
Convertible and Bond                      ond
Putnam Intermediate      18      30859  Closed/B  533.60  8.29
Government Income                         ond
Fund
Putnam Investment GD     18      31345  Closed/B  251.00 12.18
Municipal I                               ond
Putnam Investment GD     18      32473  Closed/B  192.00 14.38
Municipal II                              ond
Putnam Investment GD     18      32840  Closed/B   64.00 15.93
Municipal III                             ond
Putnam Managed High      18      32683  Closed/B  109.60 14.60
Yield                                     ond
Putnam Managed           18      31101  Closed/B  459.00 10.02
Municipal Income Fund                     ond
Putnam Master Income     18      30677  Closed/B  443.42  9.29
Trust                                     ond
Putnam Master            19      30800  Closed/B  334.50  8.70
Intermediate Income                       ond
Fund
Putnam Municipal         19      32655  Closed/B  228.00 14.09
Opportunity Trust                         ond
Putnam NY Investment     19      32473  Closed/B   40.00 14.12
GD Municipal                              ond
Putnam Premier Income    19      30740  Closed/B  1,245.  8.88
Trust                                     ond         60
Putnam Tax Free Heath    19      32322  Closed/B  206.00 14.92
Care Fund                                 ond
Putnam American          19      33512  Open/Equ    5.30 13.37
Renaissance Fund A                        ity
Putnam Conv. Opp. and    19      33414  Closed/B  103.70 28.01
Income Trust                              ond
Putnam Diversified       19      33287  Open/Bon   45.70  8.70
Income Trust II A                          d
Putnam Diversified       19      33652  Open/Bon   66.60  8.70
Income Trust II B                          d
Putnam Diversified       19      33652  Open/Bon    7.40  8.70
Income Trust II M                          d
Putnam Diversified       20      33785  Open/Bon   19.03 12.57
Income Trust Y                             d
Putnam Equity Fund 97    20      33967  Open/Equ    2.10  8.39
                                          ity
Putnam High Yield        20      33969  Open/Bon   10.90  8.99
Total Return Fund A                        d
Putnam High Yield        20      33969  Open/Bon   12.30  8.97
Total Return Fund B                        d
Putnam High Yield        20      33969  Open/Bon    1.40  8.98
Total Return Fund M                        d
Putnam VT Interl.        20      33969  Open/Bal  129.80 12.22
Growth and Income                        anced
Putnam VT Interl. New    20      33969  Open/Equ  101.00 11.51
Opprotunities                             ity
Putnam VT Interl.        20      33969  Open/Equ  103.10 12.29
Growth                                    ity
Putnam Balanced Fund     20      33512  Open/Bal    2.70 11.91
                                         anced
Putnam Emging Mkts Fd    20      33512  Open/Equ   54.60 12.58
A                                         ity
Putnam Emging Mkts Fd    21      33512  Open/Equ   39.50 12.52
B                                         ity
Putnam Emging Mkts Fd    21      33512  Open/Equ    4.20 12.54
M                                         ity
Putnam Global Growth     21      33240  Open/Equ    2.30 12.36
and Income Fund                           ity
Putnam New Value Fund    21      33240  Open/Equ  428.40 15.04
A                                         ity
Putnam New Value Fund    21      33659  Open/Equ  403.50 14.91
B                                         ity
Putnam New Value Fund    21      33659  Open/Equ   46.40 14.96
M                                         ity



                         Miscellaneous

            1.   Election and Removal of Directors
             Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with
      Articles of Organization and By-Laws of Investment
                      Management Company.

               2.   Election and Removal of Officers
          Officers are elected by the Board of Directors.  The
   Board of Directors may remove any officer without cause.

        3.   Supervision by SEC of Changes in Directors and
                       Certain Officers
           Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.
          Under Section 9 (b) of the Investment Company Act of 1940 SEC may prohibit the directors and officers from remaining in office, if SEC will judge that such
      directors and officers have willfully violated any
           provision of the federal securities law.

   4. Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

          a.   Articles of Organization of Investment
         Management Company may be amended, under the
        General Corporation Law of The Commonwealth of
          Massachusetts, by appropriate shareholders'
                             vote.

         b.   Under the General Corporation Law of The
          Commonwealth of Massachusetts, transfer of
            business requires a vote of 2/3 of the
            stockholders entitled to vote thereon.

       c.   Investment Management Company has no direct
                         subsidiaries.

                       5.   Litigation, etc.
          There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or
   Investment Management Company within the six-month period preceding the filing of this Registration Statement.

          III. OUTLINE OF THE OTHER RELATED COMPANIES

   (A)  Putnam Fiduciary Trust Company (the Transfer Agent,
           Shareholder Service Agent and Custodian)
                     (1) Amount of Capital
          U.S.$39,996,454 as of the end of November, 1997
                 (2)  Description of Business
         Putnam Fiduciary Trust Company is a Massachusetts
       trust company and is a wholly-owned subsidiary of
      Putnam Investments, Inc., parent of Putnam.  Putnam
       Fiduciary Trust Company has been providing paying
        agent and shareholder service agent services to
          mutual funds, including the Fund, since its
          inception and custody services since 1990.
      (3)  Outline of Business Relationship with the Fund
          Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

  (B)  Putnam Mutual Funds Corp. (the Principal Underwriter)
                     (1) Amount of Capital
          U.S.$186,573,823 as of the end of November, 1997
                 (2)  Description of Business
             Putnam Mutual Funds Corp. is the Principal
      Underwriter of the shares of Putnam Funds including
                           the Fund.
      (3)  Outline of Business Relationship with the Fund
           Putnam Mutual Funds Corp. engages in providing marketing services to the Fund.

  (C)  Kankaku Securities Co., Ltd. (Distributor in Japan and
                   Agent Securities Company)
                    (1)  Amount of Capital
          Yen51.1 billion as of the end of November, 1997
                 (2)  Description of Business
           Kankaku Securities Co., Ltd. is a diversified
       securities company in Japan.  Kankaku Securities
          Co., Ltd. engages in handling the sales and
         redemptions of the fund shares for 4 offering
                   foreign investment funds.
    (3) The Company acts as a Distributor in Japan and Agent Securities Company for the Fund in connection with the offering of shares in Japan.

                  (D)  Capital Relationships
           100% of the shares of Putnam Investment Management, Inc. are held by Putnam Investments, Inc.

           (E)  Interlocking Directors and Auditors
          Names and functions of officers of the Fund who also are officers of the related companies are as follows:

                                          (^as of the filing
                             date)
     Name of                   Investment      Transfer Agent
     Officer                   Management      and
     or        Fund            Company         Shareholder
     Trustee                                   Service Agent
     George    Chairman,       Chairman and         None
     Putnam    Trustee and     Director
               President
     Charles   Executive Vice  Managing             None
     E. Porter President       Director
     Patricia  Senior Vice     Senior Vice          None
     C.        President and   President
     Flaherty  Treasurer
     Lawrence  Trustee and     President and        None
     J. Lasser Vice President  CEO
     Gordon H. Vice President  Senior             Director
     Silver                    Managing
                               Director
     Gary N.   Vice President  Senior               None
     Coburn                    Managing
                               Director
     D.        Vice President  Managing             None
     William                   Director
     Kohli
     Kenneth   Vice President  Senior Vice          None
     J. Taubes                 President
     John R.   Vice President  Senior Vice          None
     Verani                    President
     Paul M.   Vice President  Vice President       None
     O'Neil
     Michael   Vice President  Managing             None
     Martino                   Director
     William   Vice President  Managing             None
     J. Curtin                 Director
     David L.  Vice President  Managing             None
     Waldman                   Director
IV.  FINANCIAL CONDITION^ OF THE FUND

1.   FINANCIAL STATEMENTS

     [Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]
     Financial highlights
          The following table presents per share financial information for class M shares. This information has been audited and reported on by the Fund's independent accountants. Financial statements included in the Fund's annual report to shareholders for the 1997 fiscal year are presented in their entirety on in this SRS. The Fund's annual report is available without charge upon request.

Financial highlights (For a share outstanding throughout the period)

                                             December 14, 1994
                                                 (commencement

Year ended        of operations)

October 31        to October 31

                                    1997     1996     1995


                                          Class M


Net asset value, beginning of period  $6.99    $7.04    $6.50



Investment operations


Net investment income                   .43      .44      .43
Net realized and unrealized gain (loss) on investments    .16
(.04)                                   .54


Total from investment operations        .59      .40      .97


Less distributions:
From net investment income             (.43)    (.45)    (.43)
In excess of net investment income
-                  -                   -
From net realized gain on investments
(.04)                 -                   -
From return of capital
-                  -                   -


Total distributions                    (.47)    (.45)    (.43)


Net asset value, end of period        $7.11    $6.99    $7.04


Total investment return at net asset value (%) (a)   8.745.92
15.43 *


Net assets, end of period (in thousands) $368,297  $18,937$7,
673


Ratio of expenses to average net assets (%) (b) 1.42     1.42
1.19 *
Ratio of net investment income to average net assets (%) 5.76
6.28                                   5.17 *
Portfolio turnover (%)               263.62   213.46   169.29


  *  Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the years ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
[The following financial documents are omitted here.]

Statement of assets and liabilities October 31, 1996 Statement of operations Year ended October 31, 1996 Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements  October 31, 1996
Portfolio of investments owned  October 31, 1996
Statement of assets and liabilities October 31, 1995 Statement of operations Year ended October 31, 1995 Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements  October 31, 1995
Report of independent accountants  For the fiscal year ended
October 31, 1996
Report of independent accountants  For the year ended October
31, 1995
Statement of assets and liabilities  April 30, 1997
Statement of operations Period ended April 30, 1997 Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements April 30, 1997 (unaudited) Portfolio of investments owned April 30, 1997 (unaudited)

2.   CONDITION OF THE FUND
      (a) Statement of Net Assets of Major Portfoli on Hold in gsothe rth an Equity Shares (Top 30 Holdings )


     (As of  the end  of  November
                                                                                      ,
                                                                                   1997
                                                                                      )
                                                                             U.S.   Invest-
                                                                Dollar
                            Kind of          Inte Par Value Acquisition  Current  Ment
                                             rest
     Name of Securities      Issue    Maturi Rate   (1,000) Curr  Cost     Value   Ratio
                                        ty   (%)            ency                    (%)

1. U.S. Treasury Notes     U.S.        2002     6   166,448 USD  165,661   #######  6.79
                           Government                              ,848        ##
2. U.S. Treasury Notes     U.S.        2027     6   149,830 USD  152,987   #######  6.19
                           Government         1/8                  ,916        ##
3. GNMA                    U.S.       2024-     7   109,994 USD  110,462   #######  4.55
                           Government  2027   1/2                  ,568        ##
4. GNMA                    U.S.       2024-     7    98,730 USD  99,389,   99,408,  4.03
                           Government  2027                         523       722
5. U.S. Treasury Notes     U.S.        2002     6    78,565 USD  79,788,   79,743,  3.23
                           Government         1/4                   083       475
6. U.S. Treasury Notes     U.S.        2006     7    68,880 USD  72,708,   73,873,  3.00
                           Government                               852       800
7. U.S. Treasury Notes     U.S.        2002     5    64,570 USD  64,556,   64,297,  2.61
                           Government         3/4                   319       515
8. GNMA                    U.S.       2026-     8    48,935 USD  51,021,   51,182,  2.08
                           Government  2027   1/2                   168       691
9. South Africa (Republic  Foreign     2010    13   228,477 ZAR  46,247,   43,395,  1.76
   of)                     Bonds                                    005       107
10 U.S. Treasury Notes     U.S.        1999     5    41,570 USD  41,526,   41,439,  1.68
 .                          Government         5/8                   063       886
11 GNMA                    U.S.        2027     5    41,067 USD  40,930,   40,727,  1.65
 .                          Government         1/2                   031       899
12 FHLMC                   U.S.       2010-     5    41,154 USD  38,029,   39,482,  1.60
 .                          Government  2011   1/2                   161       221
13 U.S. Treasury Bonds     U.S.        2005    10    27,432 USD  37,186,   35,494,  1.44
 .                          Government         3/4                   722       539
14 New Zealand (Government Foreign     2004     8    48,250 NZD  32,182,   31,520,  1.28
 .  of)                     Bonds                                    871       664
15 Germany (Federal        Foreign     2027     6    52,015 DEM  30,490,   31,321,  1.27
 .  Republic of)            Bonds              1/2                   996       557
                                                                6109098
                                                                      0





                                                                 U.S.        Investment
                                                                Dollar
                            Kind of          Inte Par Value Acquisition  Current  Ratio
                                             rest
     Name of Securities      Issue    Maturi Rate   (1,000) curr  Cost     Value   Ratio
                                        ty   (%)            ency                    (%)

16 GNMA                    U.S.       2024-     6    27,889 USD  28,311,   28,235,  1.15
 .                          Government  2027                         020       650
17 FNMA                    U.S.       2025-     6    27,092 USD  26,426,   26,567,  1.08
 .                          Government  2027   1/2                   669       032
18 GNMA                    U.S.        2023     7    23,718 USD  24,332,   24,386,  0.99
 .                          Government         1/8                   738       177
19 GNMA - TBA              U.S.        2027     5    22,445 USD  22,357,   22,434,  0.91
 .                          Government         1/2                   324       451
20 U.S. Treasury Notes     U.S.        2002     5    22,320 USD  22,409,   22,333,  0.91
 .                          Government         7/8                   625       838
21 FNMA Drwaf TBA          U.S.        2012     7    18,055 USD  18,263,   18,252,  0.74
 .                          Government                               761       341
22 Quebec (Province of)    Foreign     2024     7    17,490 CAD  16,040,   17,789,  0.72
 .                          Bonds              1/8                   379       779
23 Time Warner             Corporate   2033     8    15,720 USD  17,126,   17,598,  0.71
 .  Entertainment sr. notes Bonds              3/8                   346       854
24 FHLMA TBA               U.S.        2027     8    15,930 USD  16,637,   16,621,  0.67
 .                          Government         1/2                   006       840
25 Raytheon Co notes       Corporate   2002     6    16,515 USD  16,491,   16,524,  0.67
 .                          Bonds              4/9                   879       744
26 Railcar Leasing L.L.C.  Corporate   2006     6    15,459 USD  15,352,   15,846,  0.64
 .  Ser. 1, Class A1        Bonds              3/4                   130       114
27 New Zealand (Government Foreign     2002    10    22,950 NZD  16,517,   15,763,  0.64
 .  of)                     Bonds                                    018       583
28 Petro-Canada deb.       Corporate   2021     9    12,500 USD  12,727,   15,758,  0.64
 .  (Canada)                Bonds              1/4                   125       500
29 Enersis S.A. notes      Corporate   2016   7.4    15,640 USD  15,040,   15,537,  0.63
 .  (Chile)                 Bonds                                    640       245
30 LCI International, Inc. Corporate   2007     7    14,420 USD  14,759,   14,778,  0.60
 .  sr. notes               Bonds              1/4                   620       914
20                                                                                 0.00
 .
21                                                                                 0.00
 .













V.   SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT
     TRUST SECURITIES

1.   Transfer of the Shares
          The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O.Box 41203, Providence, RI 02940-1203, U. S. A.
          The Japanese investors who entrust the custody of their shares to a Handling Securities Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
          No fee is chargeable for the transfer of shares.
2.   The Closing Period of the Shareholders' Book
          No provision is made.
3. There ^are no annual shareholders' meetings. Special shareholders' meeting ^may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.
4.   No special privilege is granted to Shareholders.
     The acquisition of Shares by any person may be restricted.


VI.  MISCELLANEOUS
1. The following documents concerning the Fund have been filed with the Ministry of Finance of Japan.
          August 11, 1997     Securities Registration
     Statement
          August 20, 1997     Amendment to Securities
     Regiatration Statement
2. (1) The ornamental design is used in cover page of the Japanese Prospectus.
     (2) The following must be set forth in the Prospectus. Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., Information on the securities, "I. Descriptions of the Fund", "III. Outline of Other Related Companies" and "IV. Finanacial Condition of the Fund" in Part II, Information on the Issuer, of the SRS.
     (3) Summarized Preliminary Prospectus will be used. Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.
          For information of the achievement, the average of the annual yield calculated in respect of immediately preceding seven days and/or any one month may be added in percentage up to one decimal places (rounding down to second decimal places).

PART III. SPECIAL INFORMATION


I.   OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN
     MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirely by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I.   Massachusetts Business Trusts

     A.   General Information

          Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

          Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

     B.   Shareholder Liability

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.  United States Investment Company Laws and Enforcement

     A.   General

          In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes ant regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

          1.  Investment Company Act of 1940

              The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

          2.  Securities Act of 1933

              The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities.
          The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

          3.  Securities Exchange Act of 1934

              The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

          4.  The Internal Revenue Code

              An investment company is an entity subject to federal income taxation under the Internal Revenue Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

          5.  Other laws

              The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

     B.   Outline of the Supervisory Authorities

          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

          1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933
          Act, and the 1934 Act, among others, to the Fund.
          The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

          2.  State authorities typically have broad
          authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

     B.   Offering Shares to the Public

          An investment company ("investment company" or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 194o Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

     C.   Ongoing Requirements

          Under U.S. law, a fund is subject to numerous ongoing requirements, including, but not limited to;

          1. Updating its registration statement if it becomes materially inaccurate or misleading;

          2.  Annual update of its registration statement;

          3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

          4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

          5.  Maintenance of a code of ethics; and

          6.  Periodic board review of certain fund
          transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

     The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

     The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.  Share Information

     A.   Valuation

          Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00) each day the Exchange is open.

     B.   Redemption

          Shareholders may generally sell shares of a fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

     C.   Transfer agency

          The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.   Shareholder Information, Rights and Procedures for the
Exercise of Such Rights

     A.   Voting Rights

          Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

     B.   Dividends

          Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

     C.   Dissolution

          Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

     D.   Transferability

          Shares of a fund are typically transferable without restriction.

     E.   Right to Inspection

          Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.  U.S. Tax Matters

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States
Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company", the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year;
(c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     In addition, until the start of the Fund's first tax year beginning after August 5, 1997, the Fund must derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months in order to qualify as a regulated investment company.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund distributions will be taxable to shareholders as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months and from net gains on securities held for more than 18 months will be taxable as such, regardless of how long a shareholder has held
shares in the Fund.   Distributions will be taxable as
described above whether received in cash or in shares through the reinvestment of distributions. Shareholders who are not subject to U.S. federal income tax on their income generally will not have to pay such tax on amounts distributed to them.

     Distributions from capital gains are made after applying any available capital loss carryovers.

     The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund".

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Special tax ruled apply to investments though defined contribution plans and other tax-qualified plans.
Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for more than 182 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan", above.

VII. Important Participants in Offering of Mutual Fund Shares

     A.   Investment Company

          Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

     B.   Investment Adviser/Administrator

          The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

     C.   Underwriter

          An investment company may appoint one or more principal underwriters for its shares. The activities of such a principally underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

     D.   Transfer Agent

          A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

     E.   Custodian

          A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.


II.  FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

     [Omitted, in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]


III. FORM OF FOREIGN INVESTMENT FUND SECURITIES

     Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

     (1)  Front

     a.   Name of the Fund
     b.   Number of shares represented
     c.   Signatures of the Chairman and Transfer Agent
     d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

     (2)  Back

     a.   Space for endorsement
     b.   Description concerning delegation of transfer agency